UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Allocation Target Shares

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock ETF Trust II

BlackRock Funds IV

BlackRock Funds V

BlackRock Funds VI

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Series Trust

BlackRock Strategic Global Bond Fund, Inc.

Managed Account Series II

Master Bond LLC

Master Investment Portfolio II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

September 18, 2023

Dear Shareholder:

A joint special meeting of shareholders of the following funds (each, a “Fund,” and collectively, the “Funds”) will be held on Thursday, November 9, 2023, at 10:00 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposals discussed in the enclosed joint proxy statement. The Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

BlackRock Allocation Target Shares

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock ETF Trust II

BlackRock Funds IV

BlackRock Funds V

BlackRock Funds VI

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc. BlackRock Municipal Series Trust BlackRock Strategic Global Bond Fund, Inc. Managed Account Series II Master Bond LLC Master Investment Portfolio II

The Funds and the series of the Funds are set forth on Appendix A to the enclosed joint proxy statement.

You have received this letter and joint proxy statement because you were a shareholder of record of at least one Fund on September 11, 2023 (the “Record Date”). The purpose of the Meeting, as described in the enclosed joint proxy statement, is to seek shareholder approval of the four nominees named in the enclosed joint proxy statement (the “Board Nominees”) to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund.

Each Board has unanimously approved the four Board Nominees on behalf of each of the Funds that the Board oversees, subject to approval by the applicable Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election would be in your best interest.

If you are a shareholder of a series of a Fund that is organized as a “feeder” in a “master/feeder” structure, you will also be asked to provide voting instructions to your feeder fund as to how, as a beneficial owner of the master fund, your feeder fund should vote in connection with the election of the Board Nominees for the Board of the applicable master Fund.

Please note that separate joint proxy statements are being sent to shareholders of the funds in the BlackRock Fixed-Income Complex that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”) and BlackRock Hedge Fund Guided Portfolio Solution (“GPS”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that is part of the BlackRock Fixed-Income Complex, who are also being asked to vote on the election of the applicable Board Nominees to the boards of directors/trustees of their fund. If you were also the owner of a variable annuity or variable life insurance contract investing in one or more Insurance Funds or a shareholder of record of GPS on the Record Date, you will receive a separate joint proxy statement, proxy card(s) or voting instruction form(s) for such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card and/or voting instruction form you receive.

The Board responsible for your Fund unanimously recommends that you vote, or submit voting instructions, “FOR” the election of each of the applicable Board Nominees. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

We would like to assure you of our commitment to ensuring that the Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Boards and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Meeting at 9:30 a.m., Eastern time on Thursday, November 9, 2023, thirty minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions via live webcast during the Meeting by following the instructions available on the meeting website during the Meeting. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to the Meeting that are not answered during the Meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the Meeting by following the instructions that will be available on the meeting website during the Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Meeting unless they have registered in advance to attend the Meeting, as described below.

Your vote is important. Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date.

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MX9AUM2 by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the meeting website during the Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. Voting is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the provided postage-paid return envelope; or

•	By participating at the Meeting as described above.

If you do not vote using one of these methods, you may be called by Computershare, the Funds’ proxy solicitor, to vote your shares.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each proxy card or voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

Voting your shares immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the proposals to be voted on or the virtual Meeting, please call Computershare, the firm assisting us in the solicitation of proxies, toll free at 866-963-6132.

Sincerely,

Janey Ahn

Secretary of the Funds

50 Hudson Yards, New York, NY 10001

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	The Funds are holding a joint special meeting of shareholders for the election of four Board Nominees to the Board of the applicable Fund. The enclosed joint proxy statement describes proposals to elect the Board Nominees and provides other information relating to the Meeting. The tables starting on page 9 of the joint proxy statement identify the current Board Members and the Board Nominees for each Fund.

Q:	Why are the Funds holding a meeting to elect Board Members at this time?

A:	Three of the four Board Nominees are current Board Members of the Funds who were appointed to the Boards and have not been previously elected by Fund shareholders. The other Board Nominee, who is not a current Board Member, has been proposed to be added to the Board of each Fund in anticipation of the scheduled retirement of a current Board Member at the end of 2023.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled by appointment or any otherwise legal manner if, immediately after filling such vacancy, at least two-thirds of the directors/trustees then holding office have been elected by shareholders. The 1940 Act also requires a fund to hold a meeting for the purpose of electing directors/trustees if at any time less than a majority of the directors/trustees were elected by shareholders of the fund. Because three of the ten current Board Members of each Fund were appointed by the then-existing Board Members and not elected by shareholders, the Funds are currently prohibited by the 1940 Act from appointing new Board Members without shareholder approval. The election of the Board Nominees to the Boards by shareholders would result in all of the Board Members of the Funds having been elected by shareholders, which would provide the Boards with more flexibility when a future vacancy exists on the Boards as a result of a Board Member’s retirement or resignation or otherwise or when the Boards desire to expand the breadth and depth of the Boards by adding one or more Board Members.

Q:	What is a Feeder Fund and what proposals as a shareholder of a Feeder Fund am I being asked to vote on?

A:

Certain series of Funds (each, a “Feeder Fund” and collectively, the “Feeder Funds”) invest substantially all of their assets in a corresponding fund that has an investment objective that is identical to that of the Feeder Fund (each, a “Master Fund” and collectively, the “Master Funds”). A Master Fund, in turn, invests directly in securities and other investments. Each Feeder Fund that invests in a Master Fund is being asked to vote for the Board Nominees of the Master Fund in which the Feeder Fund invests. Under the 1940 Act, each Feeder Fund’s voting rights with respect to the Master Fund interests that the Feeder Fund holds generally must be passed through to the Feeder Fund’s shareholders. This means that each Feeder Fund must vote its Master Fund interests in accordance with the voting instructions received from the Feeder Fund’s shareholders and will vote interests in the Master Fund with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other holders (this is called “proportional voting” or “echo voting”). If you are a shareholder of a Feeder Fund, in addition to seeking your votes on Proposal 1 relating to the Feeder Fund in which you own shares, in Proposal 2 you will also be asked to provide your voting instructions to your Feeder Fund as to how, as a beneficial owner of a Master Fund, your Feeder Fund should vote for the election of the Board Nominees of the corresponding Master Fund.

Q:	How do the Boards of the Funds recommend that I vote?

A:	“FOR” each Board Nominee—the Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election is in your best interest and unanimously recommend that you vote, or submit voting instructions, “FOR” each Board Nominee.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do I vote my shares?

A:	Voting is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or voting instruction form(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on November 9, 2023 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) or voting instruction form(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card(s) or voting instruction form(s) by mail, you can vote your shares by completing, signing and dating the proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

You may also vote at the Meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MX9AUM2 by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the meeting website during the Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Funds paying for the costs of the joint proxy statement?

A:	Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement. Costs that are borne by the Funds collectively will be allocated among the Funds (or series thereof) on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds (or series thereof).

The Funds, the Insurance Funds and GPS have retained Computershare, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of such funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $368,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $223,000 will be payable by the Funds.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Funds, toll-free at 866-963-6132.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Please vote now. Your vote is important.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form(s) but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees to your Board. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXY-DIRECT.COM/BLK-33511

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2023

To the Shareholders:

A joint special meeting of the shareholders of the funds advised by BlackRock Advisors, LLC or BlackRock Fund Advisors (together, “BlackRock”) set forth below (each, a “Fund,” and collectively, the “Funds”) will be held on Thursday, November 9, 2023, at 10:00 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposals set forth below, as more fully described in the accompanying joint proxy statement. The Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

In addition, shareholders of certain series of Funds that are organized as a “feeder” in a “master/feeder” structure (each, a “Feeder Fund”) are being asked to provide voting instructions to elect the Board Nominees (as defined below) of the corresponding series of a Fund in which such Feeder Fund invests (the “Master Fund”). A list of the series of Funds that operate as Feeder Funds, shareholders of which are being asked to submit voting instructions on Proposal 2, and such Feeder Funds’ corresponding Master Funds, is set forth in Appendix B to the accompanying joint proxy statement.

	Proposal	Shareholders Entitled to Vote
PROPOSAL 1	To elect four Board Nominees to the board of directors/trustees of the Funds.	Shareholders of the Funds listed below, with respect to their Fund, with shareholders of all series of a Fund voting together.

PROPOSAL 2	To provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., and BlackRock Advantage CoreAlpha Bond Fund, a series of BlackRock Funds VI, to vote for the election of four Board Nominees to the board of directors of Master Bond LLC and the board of trustees of Master Investment Portfolio II, respectively.	Shareholders of BlackRock Total Return Fund and BlackRock Advantage CoreAlpha Bond Fund, with respect to their Feeder Fund.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the four nominees named in the joint proxy statement (the “Board Nominees” or “Nominees”) to the boards of directors/trustees of the Funds (collectively, the “Boards”). In addition, shareholders of Feeder Funds will be asked to provide voting instructions to their Funds regarding the proposal to elect the four Board Nominees of the applicable Master Fund.

Each current board of directors/trustees of the Funds (each, a “Board”) has reviewed and unanimously approved the four Nominees with respect to each Fund overseen by such Board, subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the respective Board Nominees and believe that the respective Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board of your Fund(s) unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee to the Board of your Fund(s).

Shareholders of record of a Fund as of the close of business on September 11, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund or series of a Fund (each such series, a “Portfolio”) as of the Record Date, and/or if your Portfolio is organized as a Feeder Fund, you may receive more than one proxy card or voting instruction form. Please be certain to vote by telephone or via the Internet with respect to each Fund, including each Portfolio, in which you are a shareholder of record or sign, date and return each proxy card and voting instruction form you receive in the enclosed postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services, the firm assisting us in the solicitation and tabulation of proxies, toll-free at 866-963-6132.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

50 Hudson Yards, New York, NY 10001

Funds and Portfolios1

BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

BATS: Series V Portfolio

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock ETF Trust II

BlackRock AAA CLO ETF

BlackRock Flexible Income ETF

BlackRock Floating Rate Loan ETF

BlackRock High Yield Muni Income Bond ETF

BlackRock Intermediate Muni Income Bond ETF

BlackRock Short-Term California Muni Bond ETF

iShares Large Cap Deep Buffer ETF

iShares Large Cap Moderate Buffer ETF

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund

BlackRock Sustainable Advantage CoreAlpha Bond Fund

BlackRock Systematic Multi-Strategy Fund

BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Impact Mortgage Fund

BlackRock Income Fund

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Sustainable Emerging Markets Bond Fund[2]

BlackRock Sustainable Emerging Markets Flexible Bond Fund[2]

BlackRock Sustainable High Yield Bond Fund

BlackRock Sustainable Low Duration Bond Fund

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock Impact Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

BlackRock Strategic Global Bond Fund, Inc.

Managed Account Series II

BlackRock U.S. Mortgage Portfolio

Master Bond LLC

Master Total Return Portfolio

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio

[1]	The Funds (Registrants) are listed in bold in this table. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.
[2]	Each of BlackRock Sustainable Emerging Markets Bond Fund and BlackRock Sustainable Emerging Markets Flexible Bond Fund is expected to be liquidated on or about December 15, 2023.

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 9, 2023

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the boards of directors or trustees (each, a “Board” and the members of which are referred to as “Board Members”) of each of the registrants advised by BlackRock Advisors, LLC or BlackRock Fund Advisors (together, “BlackRock”) listed in Appendix A to this Proxy Statement (each, a “Fund,” and collectively, the “Funds”) for the election of directors or trustees. If you are a shareholder of a series of a Fund organized as a “feeder” in a “master/feeder” structure (each, a “Feeder Fund” and collectively, the “Feeder Funds”), you will also be asked to provide voting instructions to your Feeder Fund as to how, as a beneficial owner of the corresponding master funds (each, a “Master Fund” and collectively, the “Master Funds”), your Feeder Fund should vote for the election of the Board Members overseeing such Master Fund (a list of Feeder Funds and their corresponding Master Funds is set forth in Appendix B). The proxies will be voted at the joint special meeting of shareholders of the Funds (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place on Thursday, November 9, 2023, at 10:00 a.m. (Eastern time). The Meeting will be held in a virtual meeting format only. The Meeting will be held for the purpose of electing four nominees to the Board of each Fund (collectively, the “Board Nominees”).

The Board of each Fund has determined that the use of this Proxy Statement for the Meeting is in the best interests of such Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about September 18, 2023, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on November 9, 2023 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about September 18, 2023.

Each Fund is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”), a Delaware statutory trust (each, a “Delaware Trust”) or a Delaware limited liability company (each, a “Delaware LLC”), and each is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A list identifying the form of organization of each Fund is set forth on Appendix A. Certain of the Funds have been structured as series Funds, and the separate series of the Funds are referred to herein as “Portfolios”. References to shareholders of a series Fund include shareholders of all Portfolios of that Fund.

Each Fund’s fiscal year end can be found on Appendices F and H.

Shareholders of record of a Fund as of the close of business on September 11, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposal 1 for each Fund are also set forth in Appendix A. For each

Fund that is organized as a series Fund, a quorum of the shareholders of such Fund as a whole, inclusive of the shareholders of each Portfolio of such Fund, is required in order to take any action at the Meeting as applicable to that particular Fund.

The number of outstanding shares of each class of each Fund and Portfolio as of the close of business on the Record Date are shown in Appendix C. To the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Fund or of a Portfolio of the Fund, except as set forth in Appendix J.

The Fund or, if applicable, the Portfolio in which you owned shares on the Record Date is named on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund or Portfolio on the Record Date, or if you owned shares of a Feeder Fund on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the Meeting, please indicate your voting instructions, sign, date and return EACH proxy card and/or voting instruction form you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting EACH Fund and Portfolio you own, and provide voting instructions to your Feeder Fund relating to the election of Board Nominees to the board of directors/trustees of any master fund in which your Portfolio is a Feeder Fund. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s), voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MX9AUM2 by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting. Even if you plan to participate in the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc., at www.blackrock.com. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Pennsylvania address or phone number set forth above.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table lists each proposal described in this Proxy Statement and identifies shareholders entitled to vote on each proposal.

	Proposal	Shareholders Entitled to Vote
PROPOSAL 1	To elect four Board Nominees to the board of directors/trustees of the Funds.	Shareholders of the Funds listed below, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together.

PROPOSAL 2	To provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., and BlackRock Advantage CoreAlpha Bond Fund, a series of BlackRock Funds VI, to vote for the election of four Board Nominees to the board of directors of Master Bond LLC and the board of trustees of Master Investment Portfolio II, respectively.	Shareholders of BlackRock Total Return Fund and BlackRock Advantage CoreAlpha Bond Fund, with respect to their Feeder Fund.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Funds and Portfolios1,2

BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

BATS: Series V Portfolio

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock ETF Trust II

BlackRock AAA CLO ETF

BlackRock Flexible Income ETF

BlackRock Floating Rate Loan ETF

BlackRock High Yield Muni Income Bond ETF

BlackRock Intermediate Muni Income Bond ETF

BlackRock Short-Term California Muni Bond ETF

iShares Large Cap Deep Buffer ETF

iShares Large Cap Moderate Buffer ETF

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund

BlackRock Sustainable Advantage CoreAlpha Bond Fund

BlackRock Systematic Multi-Strategy Fund

BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Impact Mortgage Fund

BlackRock Income Fund

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Sustainable Emerging Markets Bond Fund[3]

BlackRock Sustainable Emerging Markets Flexible Bond Fund[3]

BlackRock Sustainable High Yield Bond Fund

BlackRock Sustainable Low Duration Bond Fund

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock Impact Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

BlackRock Strategic Global Bond Fund, Inc.

Managed Account Series II

BlackRock U.S. Mortgage Portfolio

Master Bond LLC

Master Total Return Portfolio

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio

[1]	The Funds (Registrants) are listed in bold in this table. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.
[2]	The principal executive office of each Fund is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.
[3]	Each of BlackRock Sustainable Emerging Markets Bond Fund and BlackRock Sustainable Emerging Markets Flexible Bond Fund is expected to be liquidated on or about December 15, 2023.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the forms of proxy card and voting instruction form are available on the Internet at www.proxy-direct.com/blk-33511. On this website, you will be able to access the Notice of Joint Special Meeting of Shareholders, the Proxy Statement, the forms of proxy card and voting instruction form and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services, the proxy solicitor for the Funds, toll-free at 866-963-6132.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED

PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER

HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXY-DIRECT.COM/BLK-33511

PROPOSALS 1 AND 2—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect four Board Nominees to the Board of each Fund.

The purpose of Proposal 2 is to provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., and BlackRock Advantage CoreAlpha Bond Fund, a series of BlackRock Funds VI, with respect to how BlackRock Total Return Fund, as a beneficial owner of Master Bond LLC, and BlackRock Advantage CoreAlpha Bond Fund, as a beneficial owner of Master Investment Portfolio II, should vote in connection with the election of four Board Nominees to the Board of Master Bond LLC and the Board of Master Investment Portfolio II, respectively.

The nominations of the Board Nominees have been approved by the Board Members. Information about the Board Nominees for your Fund’s Board is set forth below.

Nominees for Each Fund Board

The Board of each Fund currently consists of ten Board Members, eight of whom are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”) of the Funds. Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal. Upon the election of the Board Nominees, the Board will consist of 11 members.

Each Board recommends a vote “FOR” the election of each of the four Board Nominees: Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman and Arthur P. Steinmetz (together, the “Board Nominees”). All of the Board Nominees, other than Arthur P. Steinmetz, are not “interested persons” of the Funds and currently serve as Independent Board Members of the Funds. Mr. Steinmetz is currently classified as a non-management interested Board Nominee (the “Non-Management Interested Board Nominee”) based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. If elected by shareholders, it is anticipated that Mr. Steinmetz would become an Independent Board Member effective January 19, 2024. The Board Nominees were unanimously recommended by the Independent Board Members of each Fund.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card or voting instruction form, or date and sign the enclosed proxy card(s) and/or voting instruction form(s) and return the proxy card(s) and/or voting instruction form(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Fund or Portfolio thereof as of the Record Date, and/or if your Portfolio is a Feeder Fund, you may receive more than one proxy card or voting instruction form. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Board Nominees’ Biographical Information. Please refer to the below tables, which identify the Board Members and Board Nominees, set forth certain biographical information about the Board Members and Board Nominees and discuss some of the experiences, qualifications and skills of the Board Nominees. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. The Governance and Nominating Committee is comprised solely of Independent Board Members.

The Governance and Nominating Committee of the Board of each Fund has adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards of the Funds believe that each Independent Board Member of the Funds, including the Board Nominees who are current Board Members of the Funds, satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards also believe that Mr. Steinmetz will satisfy the standards contemplated by the Statement of Policy upon becoming an Independent Board Member. The Boards believe that, collectively, the Independent Board Members and Board Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Independent Board Members and Board Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members.

Each Board believes that each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds or director/trustee of other BlackRock-advised Funds (as defined below) (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

Certain biographical and other information relating to the Board Members and Board Nominees is set forth below. The current Board Members, other than Lorenzo A. Flores, Stayce D. Harris and J. Phillip Holloman, were previously elected by shareholders and, therefore, are not seeking election at the Meeting.

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Board Members/Nominees

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) and Board Member (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester[4] 1951	Vice Chair of the Board (Since 2022) and Board Member (Since 2019)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Cynthia L. Egan 1955	Board Member (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi[4,5] 1948	Board Member (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Board Member (since 2021) Board Nominee	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Stayce D. Harris 1959	Board Member (since 2021) Board Nominee	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Board Member (since 2021) Board Nominee	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch[4] 1961	Board Member (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Non-Management Interested Board Nominee[6]

Arthur P. Steinmetz 1958	Board Nominee	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	68 RICs consisting of 102 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen or to Be Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Board Members[7]

Robert Fairbairn 1965	Board Member (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 272 Portfolios	None

John M. Perlowski[4] 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 274 Portfolios	None

[1]	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
[2]	Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s Bylaws or charter or statute, or until December 31 of the year in which he or she turns 75. Except with respect to Funds that are series of BlackRock Funds IV, BlackRock Funds VI and Master Investment Portfolio II, Board Members who are “interested persons,” as defined in the 1940 Act, of a Fund (each, an “Interested Board Member”) serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s Bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.
[3]	Date shown is the earliest date since which a Board Member has served for a Fund covered by this Proxy Statement.
[4]	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
[5]	Dr. Fabozzi’s term as a Board Member of the Funds will end on December 31, 2023.
[6]	Mr. Steinmetz is currently classified as a Non-Management Interested Board Nominee based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Board Member effective January 19, 2024.
[7]	Mr. Fairbairn and Mr. Perlowski are both Interested Board Members based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

The table below discusses some of the experiences, qualifications and skills of the Board Members and Board Nominees.

Board Members/Nominees	Experience, Qualifications and Skills
Independent Board Members/Nominees

R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Manager enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance and Nominating Committee, the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester	The Boards benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s independence from the Funds and the Manager enhances his service as a Vice Chair of the Board, Chair of the Governance and Nominating Committee and a member of the Executive Committee, the Compliance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Cynthia L. Egan	Cynthia L. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Funds and the Manager enhances her service as Chair of the Compliance Committee, and a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Frank J. Fabozzi	Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Fabozzi’s independence from the Funds and BlackRock enhances his service as Chair of the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Lorenzo A. Flores	The Boards benefit from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Funds and BlackRock enhances his service as a member of the Performance Oversight Committee.

Stayce D. Harris	The Boards benefit from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Funds and BlackRock enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman	The Boards benefit from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Funds and BlackRock enhances his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Catherine A. Lynch	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Funds and the Manager enhances her service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Non-Management Interested Board Nominee

Arthur P. Steinmetz	The Boards are expected to benefit from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.).

Interested Board Members

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Boards currently consist of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by BlackRock or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Funds are included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are different people. Not only is the Chair of the Boards an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Boards or a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chief Executive Officer from the Chair because they believe that having an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides independent spokespersons for the Funds.

The Boards have engaged BlackRock to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing BlackRock, sub-advisers, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of BlackRock and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of BlackRock, sub-advisers, or other service providers (depending on the nature of the risk), subject to the supervision of BlackRock. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BlackRock, sub-advisers, or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firms (each, an “Independent Registered Public Accounting Firm”) for the Funds, BlackRock, and internal auditors for BlackRock or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s or Portfolio’s, as applicable, most recent fiscal year is set forth in Appendix D.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they oversee or are nominated to oversee in the BlackRock Fund Complexes, as of July 31, 2023, is set forth in Appendix E.

Attendance of Board Members at Shareholders’ Meetings. None of the Funds currently has a formal policy regarding Board Members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board Members were elected during its last fiscal year.

Board and Committee Meetings. Information relating to the number of times that the Boards and each Committee of the Boards met during each Fund’s or Portfolio’s, as applicable, most recent fiscal year is set forth in Appendix F. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s or Portfolio’s, as applicable, most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth below.

The Board of each Fund has established the following standing committees for each Fund:

Audit Committee. The Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Frank J. Fabozzi, Lorenzo A. Flores and J. Phillip Holloman, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of each Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving, and recommending to the full Board for approval, the selection, retention, termination and compensation of each Fund’s Independent Registered Public Accounting Firm and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm;

(ii) approving all audit engagement terms and fees for each Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by each Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of each Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing each Fund’s audited and unaudited financial statements and disclosure in each Fund’s shareholder reports relating to each Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of each Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between each Fund’s management and each Fund’s Independent Registered Public Accounting Firm regarding financial reporting. The Board has adopted a written charter for the Board’s Audit Committee, a copy of which is available at https://www.blackrock.com/us/individual/literature/investor-education/cef-joint-audit-committee-charter-usd-en-us.pdf.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board nominees that are not “interested persons” of each Fund (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Members compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members. The Board has adopted a written charter for the Board’s Governance and Nominating Committee, a copy of which is available at https://www.blackrock.com/us/individual/literature/investor-education/cef-joint-governance-committee-charter-usd-en-us.pdf.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing each Fund’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing each Fund in determining whether one or more new directors or trustees should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide each Fund. The Board Members’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to each Fund.

The Governance and Nominating Committee may consider nominations for Board Members made by the Funds’ shareholders as it deems appropriate. Under the Funds’ Bylaws, shareholders must follow certain procedures to nominate a person for election as a Board Member at a shareholder meeting at which Board Members are to be elected. Under these advance notice procedures for each Fund, except series of BlackRock ETF Trust II, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the Funds at its principal executive offices no later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. With respect to series of BlackRock ETF Trust II, shareholders must submit the proposed nominee by delivering a notice to the Secretary of the Fund at its principal executive offices no earlier than the 150th day prior to such meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such meeting or the tenth day following the day on which public announcement is first made of the date of such meeting.

The Funds’ Bylaws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as certain other information, including a written consent of the proposed nominee to serve if elected. Reference is made to the respective Funds’ Bylaws for more details.

Compliance Committee. The Board has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving each Fund, the fund-related activities of BlackRock, and any sub-advisers and each Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of each Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning each Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to each Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of, each Fund’s CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to each Fund’s investment objective, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing each Fund’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing each Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether each Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of each Fund’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. The Board has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Members. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

Executive Officers of the Funds. Information about the current executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix G.

Your Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under each applicable Proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For each Fund, a quorum of the shareholders of a Fund as a whole, including the shareholders of the Portfolios of the Fund, if any, is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposal 1 as applicable to that particular Fund. The quorum requirement for each Fund is set forth in Appendix A.

The vote requirement for each Fund to elect Board Nominees is set forth in Appendix A. Votes on Proposal 1 will be tabulated on a Fund basis, such that the votes of Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board members of that Fund. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and “broker non-votes” will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 1 for Funds (identified in Appendix A) which require a majority of the outstanding shares present, in person or by proxy. However, abstentions and broker non-votes will not have an effect on Proposal 1 for Funds that require a plurality or a majority of the votes cast. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. A vote requiring a plurality to elect Board Nominees for a Fund means that the Board Nominees receiving the largest number of votes cast will be elected to fill the available positions for that Fund.

The shareholders of each Fund organized as a Feeder Fund in a master/feeder structure (identified in Appendix B) where such Fund invests all or substantially all of its assets in a corresponding Master Fund or series of a corresponding Master Fund are also being asked, in Proposal 2 to provide voting instructions to such Feeder Fund with respect to the election of the Board Nominees of the corresponding Master Fund contemplated by Proposal 1.

Each Feeder Fund will vote its interests in the Master Fund in which it invests in accordance with the voting instructions received from the shareholders of the Feeder Fund and will vote interests in the Master Fund with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other shareholders (this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of shareholders submit voting instructions before a Feeder Fund will vote its interests in the applicable Master Fund at the Meeting. Because each Feeder Fund will use proportional voting to vote its interests in its corresponding Master Fund, a small number of shareholders could determine how a Feeder Fund votes if other shareholders fail to vote. Please note that, as the Master Funds may have more than one Feeder Fund, it is possible that a matter may be approved by a Master Fund’s shareholders, even if it is not approved by a particular Feeder Fund’s shareholders.

If you hold your shares directly through the Fund (i.e., not through a bank, broker, financial intermediary or other nominee, or variable annuity contract or variable life insurance policy), and if you return a properly executed proxy card that does not specify how you wish to vote on Proposal 1, your shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendations of the Boards “FOR” the Board Nominees in Proposal 1 and, if applicable, “FOR” the Board Nominees in Proposal 2.

The Funds expect that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1, and to submit voting instructions for Proposal 2, as applicable, before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposal 1, and submit voting instructions for Proposal 2, as applicable, on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

If you are a beneficial shareholder of a Fund (that is, if you hold shares of a Fund through a bank, broker, financial intermediary or other nominee (called a service agent)), the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or voting instruction form or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted may be deemed to authorize a service provider to vote such shares in favor of Proposal 1 (and to submit voting instructions for Proposal 2, as applicable). Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund, have selected Deloitte & Touche LLP (“D&T”) or PricewaterhouseCoopers LLP (“PwC”), as applicable, as the Independent Registered Public Accounting Firm for each Fund and, if applicable, its Portfolios, as indicated on Appendix H.

No representatives of D&T or PwC will be present at the Meeting.

Appendix H sets forth for each Fund the fees billed by that Fund’s Independent Registered Public Accounting Firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix H is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix H relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relates to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund and, if applicable, its Portfolios. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s Independent Registered Public Accounting Firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s Independent Registered Public Accounting Firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix H to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s Independent Registered Public Accounting Firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund and, if applicable, its Portfolios on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and, if applicable, its Portfolios and to the Fund’s and, if applicable, its Portfolios’ investment advisers and Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm.

Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T or PwC, as applicable, to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T or PwC, as applicable, to the Fund’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T or PWC, as applicable, to each Fund and, if applicable, its Portfolios and each Fund’s and, if applicable, its Portfolios’ Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s and, if applicable, its Portfolios’ most recently completed fiscal year.

The Audit Committee of each Fund currently consists of the following Board Members, all of whom are Independent Board Members:

Catherine A. Lynch (Chair)

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

ADDITIONAL INFORMATION

Investment Manager, Sub-Advisers and Administrators

The investment manager, sub-adviser(s), if any, and administrator(s), if any, of each Fund are identified in Appendix I.

5% Share Ownership

As of September 11, 2023, to the best of each Fund’s knowledge, the persons listed in Appendix J owned more than 5% of the outstanding shares of the class of such Fund indicated.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, NY 10001. The communication should indicate that you are a Fund shareholder. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Funds’ Chief Compliance Officer, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds have retained Computershare Fund Services, located at PO Box 5696, Hauppauge, NY 11788-2847, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Funds, the funds in the BlackRock Fixed-Income Complex that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”) and BlackRock Hedge Fund Guided Portfolio Solution (“GPS”), a closed-end management investment company registered under the 1940 Act that is part of the BlackRock Fixed-Income Complex. It is anticipated that Computershare will be paid, in the aggregate, approximately $368,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $223,000 will be payable by the Funds. Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to Proposal 1 will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available electronically for inspection at the Meeting upon request. For Funds organized as a Delaware Trust, a list of shareholders of each Fund as of the Record Date will be available for inspection at the offices of the Fund, 100 Bellevue Parkway, Wilmington, DE 19809, beginning ten days prior to the date of the Meeting.

The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Fund, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and each Fund’s Bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card(s) or voting instruction form(s) to vote by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

September 18, 2023

Appendix A – Fund Information/Quorum and Voting Requirements

The following table lists (i) each Fund, (ii) the form of organization of each Fund, (iii) the voting rights of shares of/interests in each Fund, (iv) the quorum requirement for each Fund and (v) the vote required to approve Proposal 1 with respect to each Fund. The Funds are listed in bold type. Portfolios that are series of a Fund are listed in italics under the name of the Fund. References to “shares” mean (i) if the Fund is organized as a trust, the units of beneficial interest of the Fund, (ii) if the Fund is organized as a corporation, the shares of stock of the Fund and (iii) if the Fund is organized as a limited liability company, the limited liability company interests of the Fund.

Fund/Portfolio[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[2]
BlackRock Allocation Target Shares	Delaware Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	Plurality of shares entitled to vote

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

BATS: Series V Portfolio

BlackRock Bond Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Sustainable Total Return Fund

BlackRock Total Return Fund

Fund/Portfolio[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[2]
BlackRock California Municipal Series Trust	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

BlackRock California Municipal Opportunities Fund

BlackRock ETF Trust II	Delaware Trust	Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote	Holders of one-third of the shares entitled to vote, present in person or by proxy	A plurality of shares voted

BlackRock AAA CLO ETF

BlackRock Flexible Income ETF

BlackRock Floating Rate Loan ETF

BlackRock High Yield Muni Income Bond ETF

BlackRock Intermediate Muni Income Bond ETF

BlackRock Short-Term California Muni Bond ETF

iShares Large Cap Deep Buffer ETF

iShares Large Cap Moderate Buffer ETF

Fund/Portfolio[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[2]
BlackRock Funds IV	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted

BlackRock Global Long/Short Credit Fund

BlackRock Sustainable Advantage CoreAlpha Bond Fund

BlackRock Systematic Multi-Strategy Fund

BlackRock Funds V	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted

BlackRock Core Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Impact Mortgage Fund

BlackRock Income Fund

BlackRock Inflation Protected Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund/Portfolio[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[2]
BlackRock Sustainable Emerging Markets Bond Fund

BlackRock Sustainable Emerging Markets Flexible Bond Fund

BlackRock Sustainable High Yield Bond Fund

BlackRock Sustainable Low Duration Bond Fund

BlackRock Funds VI	Delaware Trust	Each share shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of Net Asset Value (number of shares owned times Net Asset Value per share) of shares outstanding in such holders name on the books of the trust	Holders of one-third of the shares entitled to vote, present in person or by proxy	A plurality of shares voted

BlackRock Advantage CoreAlpha Bond Fund

BlackRock Multi-State Municipal Series Trust	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

Fund/Portfolio[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[2]
BlackRock Municipal Bond Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock High Yield Municipal Fund

BlackRock Impact Municipal Fund

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the shares present in person or represented by proxy
BlackRock Strategic Municipal Opportunities Fund

BlackRock Strategic Global Bond Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A majority of the votes cast

Managed Account Series II	Delaware Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted
BlackRock U.S. Mortgage Portfolio

Fund/Portfolio[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1[2]
Master Bond LLC	Delaware LLC	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction	Holders of a majority of shares entitled to vote, present in person or by proxy	A plurality of shares voted
Master Total Return Portfolio

Master Investment Portfolio II	Delaware Trust	The interestholder shall be entitled to a vote in proportion to its interest relative to total outstanding interest in the trust or the affected series or class, as the case may be	Holders of thirty percent of outstanding interests	A majority of shares voted
Advantage CoreAlpha Bond Master Portfolio

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]	The quorum requirement for a series of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1, the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all relevant Portfolios that are series of the applicable Fund voting together is required.

Appendix B – Master/Feeder Structures

The following chart identifies the Portfolios that are organized in master/feeder structures:

Master Fund[1]	Feeder Fund[1]
Master Bond LLC Master Total Return Portfolio	BlackRock Bond Fund, Inc. BlackRock Total Return Fund

Master Investment Portfolio II Advantage CoreAlpha Bond Master Portfolio	BlackRock Funds VI BlackRock Advantage CoreAlpha Bond Fund

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.

B-1

Appendix C – Shares Outstanding/Votes

Shareholders of each Fund/Portfolio are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. The tables below set forth the number of shares outstanding of each class of each Fund/Portfolio and the number of votes to which each such class is entitled as of September 11, 2023:

Fund/Portfolio[1]	Investor A	Investor C	Institutional	Class R	Service	Class K	Investor A1
BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund	16,183	—	10,000	—	—	4,980,000	—

BlackRock Total Return Fund	130,834,155	4,474,619	1,004,014,836	6,960,074	3,842,018	687,121,118	1,769,084

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	54,297,373	4,993,213	136,876,759	—	—	7,020,576	6,620,547

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund	6,395,962	494,110	86,080,261	—	—	25,896,791	—

BlackRock Sustainable Advantage CoreAlpha Bond Fund	226,938	11,319	4,052,899	—	—	580,542	—

BlackRock Systematic Multi-Strategy Fund	34,328,385	1,820,344	691,106,937	—	—	21,173,015	—

BlackRock Funds V

BlackRock Core Bond Portfolio	45,256,599	1,789,395	337,730,032	159,520	—	84,345,419	—

BlackRock Floating Rate Income Portfolio	35,397,226	3,465,500	274,849,965	—	—	123,917,314	—
BlackRock GNMA Portfolio	10,921,611	917,051	19,750,085	—	—	10,418,403	—

BlackRock High Yield Bond Portfolio	161,052,146	12,071,643	1,649,835,341	13,801,514	12,130,247	1,081,183,644	—

BlackRock Impact Mortgage Fund	23,825,770	662,636	13,913,284	367,212	—	1,305,577	—

Fund/Portfolio[1]	Investor A	Investor C	Institutional	Class R	Service	Class K	Investor A1

BlackRock Income Fund	18,335,886	1,853,320	82,078,838	—	—	20,803,909	—

BlackRock Inflation Protected Bond Portfolio	39,768,334	3,479,663	134,654,543	—	—	63,342,441	—

BlackRock Low Duration Bond Portfolio	78,900,688	3,099,242	412,535,970	245,140	—	71,744,360	515,945

BlackRock Strategic Income Opportunities Portfolio	105,799,914	11,331,748	2,639,157,073	—	—	1,124,589,747	—

BlackRock Sustainable Emerging Markets Bond Fund	—	—	19,815	—	—	2,502,308	—

BlackRock Sustainable Emerging Markets Flexible Bond Fund	683,391	22,724	1,031,276	—	—	3,843,104	—

BlackRock Sustainable High Yield Bond Fund	11,942	—	25,686	—	—	4,980,000	—

BlackRock Sustainable Low Duration Bond Fund	11,808	—	10,000	—	—	4,980,335	—

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund	34,784,014	45,339	59,440,115	—	—	7,098,803	—

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	9,654,807	1,207,244	16,687,897	—	652,745	235,560	1,251,615

BlackRock New York Municipal Opportunities Fund	48,627,417	4,354,104	58,595,360	—	—	778,038	6,461,945

BlackRock Pennsylvania Municipal Bond Fund	11,658,469	890,221	24,043,986	—	109,666	938,133	633,630

Fund/Portfolio[1]	Investor A	Investor C	Institutional	Class R	Service	Class K	Investor A1

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	58,043,717	2,723,154	89,472,952	—	—	34,315,868	—

BlackRock Impact Municipal Fund	10,288	—	13,934	—	—	4,986,493	—

BlackRock National Municipal Fund	234,310,917	5,991,621	398,878,021	—	120,952	342,870,942	—

BlackRock Short-Term Municipal Fund	22,003,414	544,682	31,937,747	—	—	4,241,314	1,034,384

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	84,196,083	6,728,966	352,744,856	—	—	18,654,753	1,603,619

BlackRock Strategic Global Bond Fund, Inc.	14,417,876	673,298	99,744,821	—	—	34,557,736	—

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	2,151,670	128,093	29,506,275	—	—	—	—

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.

Fund/Portfolio[1]	Shares Outstanding/Number of Votes
BlackRock Allocation Target Shares

BATS: Series A Portfolio	240,775,383

BATS: Series C Portfolio	45,005,462

BATS: Series E Portfolio	36,976,930

BATS: Series M Portfolio	140,552,427

BATS: Series P Portfolio	1,650,944

BATS: Series S Portfolio	44,534,720

BATS: Series V Portfolio	8,071,067

BlackRock ETF Trust II

BlackRock AAA CLO ETF	900,000

BlackRock Flexible Income ETF	2,900,000

BlackRock Floating Rate Loan ETF	400,000

BlackRock High Yield Muni Income Bond ETF	2,800,000

BlackRock Intermediate Muni Income Bond ETF	1,100,000

BlackRock Short-Term California Muni Bond ETF	350,000

iShares Large Cap Deep Buffer ETF	800,000

iShares Large Cap Moderate Buffer ETF	440,000

Master Bond LLC

Master Total Return Portfolio	1,125,125,535.86

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	102,105,916.56

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.

Appendix D – Compensation of the Board Members and Board Nominees

Each Independent Board Member and non-management Interested Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised Funds, including the Funds, and each Independent Board Member and non-management Interested Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Boards and the Vice Chair of the Board are paid an additional annual retainer of $100,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance and Nominating Committee are each paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively. Each of the members of the Audit Committee, Compliance Committee and Governance and Nominating Committee is paid an additional annual retainer of $30,000, $25,000 and $25,000, respectively, for his or her service on such committee. The Funds will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following tables set forth the aggregate compensation paid to each Independent Board Member by each Fund or Portfolio, as applicable, during its most recently completed fiscal year and the total compensation paid to each Independent Board Member by all BlackRock-advised Funds for the calendar year ended December 31, 2022. Each Fund’s/Portfolio’s fiscal year end is indicated on Appendices F and H.

Mr. Fairbairn and Mr. Perlowski, the other current Board Members of the Funds, serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and its affiliates.

Fund/Portfolio(1)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)
BlackRock Allocation Target Shares

BATS: Series A Portfolio	$3,591	$3,341	$3,059	$3,021	$3,226	$4,005	$4,089	$3,565

BATS: Series C Portfolio	$753	$710	$663	$657	$691	$822	$838	$747

BATS: Series E Portfolio	$649	$615	$576	$571	$598	$706	$719	$645

BATS: Series M Portfolio	$1,644	$1,537	$1,415	$1,399	$1,486	$1,822	$1,860	$1,631

BATS: Series P Portfolio	$252	$247	$241	$240	$244	$260	$262	$251

BATS: Series S Portfolio	$731	$692	$646	$640	$675	$798	$808	$730

BATS: Series V Portfolio	$182	$182	$182	$182	$182	$182	$182	$182

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund	$144	$143	$142	$142	$142	$145	$143	$144

BlackRock Total Return Fund(3)	—	—	—	—	—	—	—	—

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	$4,063	$3,808	$3,484	$3,441	$3,708	$4,539	$4,560	$4,097

BlackRock ETF Trust II

BlackRock AAA CLO ETF	$63	$63	$63	$63	$63	$63	$63	$63

BlackRock Flexible Income ETF	$23	$23	$22	$22	$22	$24	$24	$23

BlackRock Floating Rate Loan ETF	$109	$109	$109	$109	$109	$109	$109	$109

BlackRock High Yield Muni Income Bond ETF	$180	$180	$180	$180	$180	$180	$180	$180

BlackRock Intermediate Muni Income Bond ETF	$198	$197	$196	$195	$197	$201	$201	$199

BlackRock Short-Term California Muni Bond ETF	$0	$0	$0	$0	$0	$0	$0	$0

iShares Large Cap Deep Buffer ETF	$0	$0	$0	$0	$0	$0	$0	$0

iShares Large Cap Moderate Buffer ETF	$0	$0	$0	$0	$0	$0	$0	$0

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund	$2,012	$1,900	$1,746	$1,725	$1,855	$2,238	$2,228	$2,040

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$276	$270	$262	$261	$268	$287	$287	$277

BlackRock Systematic Multi-Strategy Fund	$11,476	$10,757	$9,812	$9,686	$10,269	$12,863	$12,862	$11,403

Fund/Portfolio(1)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)
BlackRock Funds V

BlackRock Core Bond Portfolio	$5,358	$5,039	$4,605	$4,547	$4,894	$5,995	$5,966	$5,416

BlackRock Floating Rate Income Portfolio	$5,940	$5,648	$5,078	$5,186	$5,364	$6,445	$6,337	$5,702

BlackRock GNMA Portfolio	$755	$728	$678	$677	$697	$806	$789	$733

BlackRock High Yield Bond Portfolio	$28,055	$26,338	$23,997	$23,685	$25,558	$31,489	$31,333	$28,367

BlackRock Impact Mortgage Fund	$856	$815	$759	$751	$796	$938	$935	$863

BlackRock Income Fund	$2,247	$2,120	$1,947	$1,924	$2,062	$2,501	$2,489	$2,270

BlackRock Inflation Protected Bond Portfolio	$4,135	$3,889	$3,557	$3,513	$3,702	$4,621	$4,606	$4,100

BlackRock Low Duration Bond Portfolio	$9,402	$8,834	$8,060	$7,957	$8,576	$10,537	$10,486	$9,505

BlackRock Strategic Income Opportunities Portfolio	$54,208	$50,868	$46,340	$45,736	$48,315	$60,850	$60,594	$53,749

BlackRock Sustainable Emerging Markets Bond Fund	$177	$177	$177	$177	$177	$177	$177	$177

BlackRock Sustainable Emerging Markets Flexible Bond Fund	$177	$177	$177	$177	$177	$177	$177	$177

BlackRock Sustainable High Yield Bond Fund	$164	$164	$164	$164	$164	$164	$164	$164

BlackRock Sustainable Low Duration Bond Fund	$187	$188	$188	$188	$188	$188	$188	$188

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund(3)	—	—	—	—	—	—	—	—

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	$640	$610	$572	$567	$599	$696	$699	$644

BlackRock New York Municipal Opportunities Fund	$2,106	$1,988	$1,826	$1,805	$1,946	$2,342	$2,331	$2,139

BlackRock Pennsylvania Municipal Bond Fund	$820	$778	$725	$718	$762	$898	$902	$825

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	$2,911	$2,744	$2,515	$2,484	$2,686	$3,247	$3,232	$2,960

BlackRock Impact Municipal Fund	$172	$172	$172	$172	$172	$172	$172	$172

BlackRock National Municipal Fund	$15,267	$14,338	$13,072	$12,903	$14,019	$17,125	$17,040	$15,539

BlackRock Short-Term Municipal Fund	$1,235	$1,171	$1,083	$1,071	$1,149	$1,364	$1,358	$1,254

Fund/Portfolio(1)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)
BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	$9,347	$8,739	$7,974	$7,872	$8,501	$10,469	$10,530	$9,420

BlackRock Strategic Global Bond Fund, Inc.	$1,220	$1,157	$1,069	$1,058	$1,105	$1,348	$1,340	$1,210

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	$543	$519	$489	$485	$508	$588	$593	$544

Master Bond LLC

Master Total Return Portfolio	$24,907	$23,729	$21,630	$21,588	$22,438	$27,117	$26,459	$24,045

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	$1,814	$1,714	$1,577	$1,559	$1,633	$2,015	$2,004	$1,798

Total Compensation from the Funds and Other BlackRock-Advised Funds(4)	$465,000	$497,500	$400,000	$395,000	$415,453	$520,000	$587,500	$520,453

(1)	The Portfolios of series Funds are set forth below the name of the applicable Fund.
(2)	Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $1,172,873, $239,580, $238,473, $249,920, $3,546,573, $1,645,645 and $425,559, respectively, as of December 31, 2022. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2022.
(3)	The Fund is a Feeder Fund and paid no compensation.
(4)	For the Independent Board Members, this amount represents the aggregate compensation earned from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2022. Of this amount, Dr. Fabozzi, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $74,625, $200,000, $197,500, $207,726, $260,000, $88,125 and $78,067, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

Former Board Member

Fund/Portfolio(1)	Karen P. Robards(2)
BlackRock Allocation Target Shares

BATS: Series A Portfolio	$781

BATS: Series C Portfolio	$177

BATS: Series E Portfolio	$152

BATS: Series M Portfolio	$376

BATS: Series P Portfolio	$55

BATS: Series S Portfolio	$138

BATS: Series V Portfolio	$42

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund	$95

BlackRock Total Return Fund(3)	—

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	$323

Fund/Portfolio(1)	Karen P. Robards(2)
BlackRock ETF Trust II

BlackRock AAA CLO ETF	$0

BlackRock Flexible Income ETF	$0

BlackRock Floating Rate Loan ETF	$0

BlackRock High Yield Muni Income Bond ETF	$0

BlackRock Intermediate Muni Income Bond ETF	$0

BlackRock Short-Term California Muni Bond ETF	$0

iShares Large Cap Deep Buffer ETF	$0

iShares Large Cap Moderate Buffer ETF	$0

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund	$0

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$21

BlackRock Systematic Multi-Strategy Fund	$4,312

BlackRock Funds V

BlackRock Core Bond Portfolio	$0

BlackRock Floating Rate Income Portfolio	$4,536

BlackRock GNMA Portfolio	$567

BlackRock High Yield Bond Portfolio	$0

BlackRock Impact Mortgage Fund	$0

BlackRock Income Fund	$0

BlackRock Inflation Protected Bond Portfolio	$1,778

BlackRock Low Duration Bond Portfolio	$0

BlackRock Strategic Income Opportunities Portfolio	$23,290

BlackRock Sustainable Emerging Markets Bond Fund	$83

BlackRock Sustainable Emerging Markets Flexible Bond Fund	$83

BlackRock Sustainable High Yield Bond Fund	$117

BlackRock Sustainable Low Duration Bond Fund	$0

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund(3)	—

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	$50

BlackRock New York Municipal Opportunities Fund	$0

BlackRock Pennsylvania Municipal Bond Fund	$68

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	$0

BlackRock Impact Municipal Fund	$0

BlackRock National Municipal Fund	$0

BlackRock Short-Term Municipal Fund	$0

Fund/Portfolio(1)	Karen P. Robards(2)
BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	$823

BlackRock Strategic Global Bond Fund, Inc.	$564

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	$79

Master Bond LLC

Master Total Return Portfolio	$18,241

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	$839

Total Compensation from the Funds and Other BlackRock-Advised Funds	$212,500

(1)	The Portfolios of series Funds are set forth below the name of the applicable Fund.
(2)	Ms. Robards retired and resigned as a Board Member of the Funds effective as of May 31, 2022.
(3)	The Fund is a Feeder Fund and paid no compensation.

Appendix E – Equity Securities Owned by Board Members and Board Nominees

The following tables set forth the dollar range of shares beneficially owned by the Board Nominees and Board Members in the Funds and in all BlackRock-advised Funds that they oversee or are nominated to oversee as of July 31, 2023 (the “Supervised Funds”).

As of July 31, 2023, all Board Members, Board Nominees and executive officers of each Fund as a group owned less than 1% of the outstanding shares of Fund.

As of July 31, 2023, none of the Independent Board Members, Board Nominees nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Aggregate Dollar Range of Equity Securities

Name	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio*	Aggregate Dollar Range of Equity Securities in Supervised Funds*
Independent Board Members/Nominees:
Cynthia L. Egan	None	None	Over $100,000
Frank J. Fabozzi			Over $100,000
	BlackRock Funds V: BlackRock Inflation Protected Bond Portfolio	$1 - $10,000
	BlackRock Funds V: BlackRock Floating Rate Income Portfolio	$1 - $10,000
	BlackRock Funds IV: BlackRock Global Long/Short Credit Fund	$1 - $10,000
	BlackRock Funds V: BlackRock High Yield Bond Portfolio	$10,001 - $50,000
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio	$10,001 - $50,000
	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	$10,001 - $50,000
Lorenzo A. Flores			Over $100,000
	BlackRock Funds V: BlackRock High Yield Bond Portfolio	$50,001 - $100,000
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio	$50,001 - $100,000

Name	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio*	Aggregate Dollar Range of Equity Securities in Supervised Funds*
	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	$50,001 - $100,000
Stayce D. Harris			Over $100,000
	BlackRock Municipal Bond Fund, Inc.: BlackRock High Yield Municipal Fund	$10,001 - $50,000
	BlackRock California Municipal Series Trust: BlackRock California Municipal Opportunities Fund	$10,001 - $50,000
	BlackRock Funds V: BlackRock High Yield Bond Portfolio	$50,001 - $100,000
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio	$50,001 - $100,000
	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	$50,001 - $100,000
J. Phillip Holloman			Over $100,000
	BlackRock Funds V: BlackRock High Yield Bond Portfolio	$50,001 - $100,000
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio	$50,001 - $100,000
	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	$50,001 - $100,000
R. Glenn Hubbard			Over $100,000
	BlackRock Funds V: BlackRock High Yield Bond Portfolio	Over $100,000
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio	Over $100,000

Name	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio*	Aggregate Dollar Range of Equity Securities in Supervised Funds*
	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	Over $100,000
	BlackRock Multi-State Municipal Series Trust: BlackRock New York Municipal Opportunities Fund	$1 - $10,000
W. Carl Kester			Over $100,000
	BlackRock Funds V: BlackRock High Yield Bond Portfolio	$10,001 - $50,000
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio	$10,001 - $50,000
	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	$10,001 - $50,000
Catherine A. Lynch			Over $100,000
	BlackRock Funds V: BlackRock High Yield Bond Portfolio	$50,001 - $100,000
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio	$10,001 - $50,000
	BlackRock Bond Fund, Inc.: BlackRock Total Return Fund	$10,001 - $50,000
	BlackRock Funds VI: BlackRock Advantage CoreAlpha Bond Fund	$10,001 - $50,000
	BlackRock Funds V: BlackRock Inflation Protected Bond Portfolio	$50,001 - $100,000
	BlackRock Funds IV: BlackRock Sustainable Advantage CoreAlpha Bond Fund	$10,001 - $50,000

Name	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio*	Aggregate Dollar Range of Equity Securities in Supervised Funds*
	BlackRock Strategic Global Bond Fund, Inc.	$10,001 - $50,000
	BlackRock Municipal Series Trust: BlackRock Strategic Municipal Opportunities Fund	$10,001 - $50,000
	BlackRock Municipal Bond Fund, Inc.: BlackRock High Yield Municipal Fund	$50,001 - $100,000

Non-Management Interested Board Nominee:
Arthur P. Steinmetz	None	None	None

Interested Board Members:
Robert Fairbairn			Over $100,000
	BlackRock Funds V: BlackRock High Yield Bond Portfolio	$10,001 - $50,000
	BlackRock Allocation Target Shares: BATS: Series E Portfolio	Over $100,000
	BlackRock Funds V: BlackRock Floating Rate Income Portfolio	$10,001 - $50,000
John M. Perlowski			Over $100,000
	BlackRock Allocation Target Shares: BATS: Series V Portfolio	$10,001 - $50,000
	BlackRock Funds V: BlackRock Floating Rate Income Portfolio	$1 - $10,000
	BlackRock Funds V: BlackRock Strategic Income Opportunities Portfolio	$10,001 - $50,000

*	Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members/Nominees who have participated in the deferred compensation plan of the Supervised Funds.

Appendix F – Meetings of the Boards and Committees of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board and each Committee of the Board met the following number of times:

Fund/Portfolio[1]	Fiscal Year End	Number of Board Meetings	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BlackRock Allocation Target Shares

BATS: Series A Portfolio	3/31	7	10	4	4	4	0

BATS: Series C Portfolio	3/31	7	10	4	4	4	0

BATS: Series E Portfolio	3/31	7	10	4	4	4	0

BATS: Series M Portfolio	3/31	7	10	4	4	4	0

BATS: Series P Portfolio	3/31	7	10	4	4	4	0

BATS: Series S Portfolio	3/31	7	10	4	4	4	0

BATS: Series V Portfolio	3/31	7	10	4	4	4	0

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund	9/30	9	13	6	4	4	0

BlackRock Total Return Fund	9/30	9	13	6	4	4	0

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	5/31	6	9	6	4	3	0

BlackRock ETF Trust II

BlackRock AAA CLO ETF	7/31	4	4	4	2	2	0

BlackRock Flexible Income ETF	7/31	1	2	1	1	1	0

BlackRock Floating Rate Loan ETF	7/31	5	6	5	3	3	0

BlackRock High Yield Muni Income Bond ETF	7/31	6	9	6	4	4	0

Fund/Portfolio[1]	Fiscal Year End	Number of Board Meetings	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BlackRock Intermediate Muni Income Bond ETF	7/31	6	9	6	4	4	0

BlackRock Short-Term California Muni Bond ETF	7/31	0	0	0	0	0	0

iShares Large Cap Deep Buffer ETF	7/31	0	0	0	0	0	0

iShares Large Cap Moderate Buffer ETF	7/31	0	0	0	0	0	0

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund	7/31	6	9	6	4	4	0

BlackRock Sustainable Advantage CoreAlpha Bond Fund	5/31	6	9	6	4	3	0

BlackRock Systematic Multi-Strategy Fund	12/31	7	11	4	4	4	0

BlackRock Funds V

BlackRock Core Bond Portfolio	9/30	9	13	6	4	4	0

BlackRock Floating Rate Income Portfolio	7/31	6	9	6	4	4	0

BlackRock GNMA Portfolio	9/30	9	13	6	4	4	0

BlackRock High Yield Bond Portfolio	9/30	9	13	6	4	4	0

BlackRock Impact Mortgage Fund	9/30	9	13	6	4	4	0

BlackRock Income Fund	9/30	9	13	6	4	4	0

BlackRock Inflation Protected Bond Portfolio	12/31	7	11	4	4	4	0

BlackRock Low Duration Bond Portfolio	9/30	9	13	6	4	4	0

BlackRock Strategic Income Opportunities Portfolio	12/31	7	11	4	4	4	0

BlackRock Sustainable Emerging Markets Bond Fund	12/31	7	11	4	4	4	0

Fund/Portfolio[1]	Fiscal Year End	Number of Board Meetings	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BlackRock Sustainable Emerging Markets Flexible Bond Fund	12/31	7	11	4	4	4	0

BlackRock Sustainable High Yield Bond Fund	9/30	9	13	6	4	4	0

BlackRock Sustainable Low Duration Bond Fund	9/30	9	13	6	4	4	0

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund	12/31	7	11	4	4	4	0

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	5/31	6	9	6	4	3	0

BlackRock New York Municipal Opportunities Fund	6/30	7	9	6	4	4	0

BlackRock Pennsylvania Municipal Bond Fund	5/31	6	9	6	4	3	0

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	6/30	7	9	6	4	4	0

BlackRock Impact Municipal Fund	5/31	6	9	6	4	3	0

BlackRock National Municipal Fund	6/30	7	9	6	4	4	0

BlackRock Short-Term Municipal Fund	6/30	7	9	6	4	4	0

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	5/31	6	9	6	4	3	0

BlackRock Strategic Global Bond Fund, Inc.	12/31	7	11	4	4	4	0

Fund/Portfolio[1]	Fiscal Year End	Number of Board Meetings	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
Managed Account Series II

BlackRock U.S. Mortgage Portfolio	4/30	6	9	5	4	4	0

Master Bond LLC

Master Total Return Portfolio	9/30	9	13	6	4	4	0

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	12/31	6	11	4	4	4	0

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.

Appendix G – Executive Officers of the Funds

The executive officers of each Fund who are not Board Members or Board Nominees, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth(1)	Position(s) Held (Length of Service)(2)	Principal Occupations(s) During Past 5 Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (“CCO”) (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

G-1

Name, Address and Year of Birth(1)	Position(s) Held (Length of Service)(2)	Principal Occupations(s) During Past 5 Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

[1]	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
[2]	Date shown is the earliest date since which an Officer has served for a Fund covered by this Proxy Statement.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

G-2

Appendix H – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

				Audit Fees		Audit-Related Fees
Fund/Portfolio[1]	Accounting Firm[2]	Fiscal Year End		Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Allocation Target Shares

BATS: Series A Portfolio	D&T	3/31		41,718	40,086	44	—

BATS: Series C Portfolio	D&T	3/31		36,720	35,292	44	—

BATS: Series E Portfolio	D&T	3/31		42,738	41,106	44	—

BATS: Series M Portfolio	D&T	3/31		32,640	31,416	44	—

BATS: Series P Portfolio	D&T	3/31		20,808	19,992	44	—

BATS: Series S Portfolio	D&T	3/31		36,720	35,292	44	—

BATS: Series V Portfolio	D&T	3/31		42,738	37,026	44	—

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund	D&T	9/30	(3)	74,970	N/A	44	—

BlackRock Total Return Fund	D&T	9/30		7,956	7,878	44	—

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	D&T	5/31		36,312	34,884	44	—

BlackRock ETF Trust II

BlackRock AAA CLO ETF	PwC	7/31	(4)	N/A	N/A	N/A	N/A

BlackRock Flexible Income ETF	PwC	7/31	(5)	N/A	N/A	N/A	N/A

BlackRock Floating Rate Loan ETF	PwC	7/31	(6)	N/A	N/A	N/A	N/A

BlackRock High Yield Muni Income Bond ETF	PwC	7/31		13,100	11,800	—	2,500

BlackRock Intermediate Muni Income Bond ETF	PwC	7/31		13,100	11,800	—	2,500

BlackRock Short-Term California Muni Bond ETF	PwC	7/31	(7)	N/A	N/A	N/A	N/A

iShares Large Cap Deep Buffer ETF	PwC	7/31	(8)	N/A	N/A	N/A	N/A

iShares Large Cap Moderate Buffer ETF	PwC	7/31	(8)	N/A	N/A	N/A	N/A

				Audit Fees		Audit-Related Fees
Fund/Portfolio[1]	Accounting Firm[2]	Fiscal Year End		Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Funds IV

BlackRock Global Long/Short Credit Fund	PwC	7/31	(9)	74,100	74,100	—	—

BlackRock Sustainable Advantage CoreAlpha Bond Fund	D&T	5/31		41,616	39,984	44	—

BlackRock Systematic Multi-Strategy Fund	D&T	12/31		65,586	64,943	44	—

BlackRock Funds V

BlackRock Core Bond Portfolio	D&T	9/30		74,970	74,235	44	—

BlackRock Floating Rate Income Portfolio	D&T	7/31	(10)	79,968	79,184	—	—

BlackRock GNMA Portfolio	D&T	9/30		38,148	37,774	44	—

BlackRock High Yield Bond Portfolio	D&T	9/30		74,970	74,235	44	—

BlackRock Impact Mortgage Fund	D&T	9/30		37,536	37,168	44	—

BlackRock Income Fund	D&T	9/30		59,976	59,388	44	—

BlackRock Inflation Protected Bond Portfolio	D&T	12/31		29,172	28,886	44	—

BlackRock Low Duration Bond Portfolio	D&T	9/30		59,976	59,388	44	—

BlackRock Strategic Income Opportunities Portfolio	D&T	12/31	(11)	116,484	115,342	44	—

BlackRock Sustainable Emerging Markets Bond Fund	D&T	12/31		39,984	39,592	44	4,207

BlackRock Sustainable Emerging Markets Flexible Bond Fund	D&T	12/31		41,106	40,703	4,044	—

BlackRock Sustainable High Yield Bond Fund	D&T	9/30		75,072	74,336	44	—

BlackRock Sustainable Low Duration Bond Fund	D&T	9/30	(3)	53,958	N/A	44	N/A

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund	PwC	12/31		11,000	11,110	—	—

			Audit Fees		Audit-Related Fees
Fund/Portfolio[1]	Accounting Firm[2]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	D&T	5/31	32,232	31,008	44	—

BlackRock New York Municipal Opportunities Fund	D&T	6/30	33,864	32,538	44	1,051

BlackRock Pennsylvania Municipal Bond Fund	D&T	5/31	30,294	29,172	44	—

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	D&T	6/30	39,576	38,046	44	—

BlackRock Impact Municipal Fund	D&T	5/31	38,352	33,252	—	—

BlackRock National Municipal Fund	D&T	6/30	38,352	36,924	44	—

BlackRock Short-Term Municipal Fund	D&T	6/30	31,416	30,192	44	—

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	D&T	5/31	38,556	37,026	44	—

BlackRock Strategic Global Bond Fund, Inc.	D&T	12/31	74,970	74,235	44	—

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	D&T	4/30	32,436	31,212	44	—

Master Bond LLC

Master Total Return Portfolio	D&T	9/30	83,334	82,517	44	—

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	D&T	12/31	41,616	39,984	44	—

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]	“D&T” refers to Deloitte & Touche LLP, and “PwC” refers to PricewaterhouseCoopers LLP.
[3]	Commenced operations October 18, 2021.
[4]	Commenced operations January 10, 2023.
[5]	Commenced operations May 19, 2023.
[6]	Commenced operations October 4, 2022.
[7]	Commenced operations July 11, 2023.
[8]	Commenced operations June 28, 2023.
[9]	Tax services are not provided by the Fund’s Independent Public Accounting Firm
[10]	Effective July 31, 2023, BlackRock Floating Rate Income Portfolio fiscal year end changed from August 31 to July 31. The fees reflected are as of August 31, 2022.
[11]	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.

Tax Fees and All Other Fees

			Tax Fees[2]		All Other Fees[3]
Fund[1]	Fiscal Year End		Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Allocation Target Shares

BATS: Series A Portfolio	3/31		17,600	18,100	218	420

BATS: Series C Portfolio	3/31		17,600	18,100	218	420

BATS: Series E Portfolio	3/31		15,600	16,800	218	420

BATS: Series M Portfolio	3/31		17,600	18,100	218	420

BATS: Series P Portfolio	3/31		17,600	18,100	218	420

BATS: Series S Portfolio	3/31		17,600	18,100	218	420

BATS: Series V Portfolio	3/31		22,100	23,500	218	—

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund	9/30	(4)	28,900	N/A	—	N/A

BlackRock Total Return Fund	9/30		18,900	14,900	431	207

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	5/31		19,900	16,300	218	420

BlackRock ETF Trust II

BlackRock AAA CLO ETF	7/31	(5)	N/A	N/A	N/A	N/A

BlackRock Flexible Income ETF	7/31	(6)	N/A	N/A	N/A	N/A

BlackRock Floating Rate Loan ETF	7/31	(7)	N/A	N/A	N/A	N/A

BlackRock High Yield Muni Income Bond ETF	7/31		9,700	9,700	—	—

BlackRock Intermediate Muni Income Bond ETF	7/31		9,700	9,700	—	—

BlackRock Short-Term California Muni Bond ETF	7/31	(8)	N/A	N/A	N/A	N/A

iShares Large Cap Deep Buffer ETF	7/31	(9)	N/A	N/A	N/A	N/A

iShares Large Cap Moderate Buffer ETF	7/31	(9)	N/A	N/A	N/A	N/A

			Tax Fees[2]		All Other Fees[3]
Fund[1]	Fiscal Year End		Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Funds IV

BlackRock Global Long/Short Credit Fund	7/31	(10)	—	—	—	—

BlackRock Sustainable Advantage CoreAlpha Bond Fund	5/31		18,200	17,500	218	420

BlackRock Systematic Multi-Strategy Fund	12/31		29,000	35,800	431	207

BlackRock Funds V

BlackRock Core Bond Portfolio	9/30		21,400	19,400	431	210

BlackRock Floating Rate Income Portfolio	7/31	(11)	19,000	17,000	476	210

BlackRock GNMA Portfolio	9/30		16,900	14,900	431	210

BlackRock High Yield Bond Portfolio	9/30		50,915	20,000	431	210

BlackRock Impact Mortgage Fund	9/30		16,900	14,900	431	210

BlackRock Income Fund	9/30		16,900	14,900	431	210

BlackRock Inflation Protected Bond Portfolio	12/31		22,000	21,200	431	210

BlackRock Low Duration Bond Portfolio	9/30		22,000	20,000	431	210

BlackRock Strategic Income Opportunities Portfolio	12/31	(12)	33,000	31,800	431	210

BlackRock Sustainable Emerging Markets Bond Fund	12/31		19,000	18,800	431	—

BlackRock Sustainable Emerging Markets Flexible Bond Fund	12/31		19,000	18,800	431	210

BlackRock Sustainable High Yield Bond Fund	9/30		16,900	23,000	218	—

BlackRock Sustainable Low Duration Bond Fund	9/30	(4)	28,900	N/A	—	N/A

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund	12/31		10,750	8,100	—	—

		Tax Fees[2]		All Other Fees[3]
Fund[1]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	5/31	16,300	16,300	218	420

BlackRock New York Municipal Opportunities Fund	6/30	16,300	19,600	—	—

BlackRock Pennsylvania Municipal Bond Fund	5/31	16,300	16,300	218	420

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	6/30	16,900	14,500	—	638

BlackRock Impact Municipal Fund	5/31	15,100	16,500	—	—

BlackRock National Municipal Fund	6/30	16,900	14,500	—	638

BlackRock Short-Term Municipal Fund	6/30	16,300	14,500	—	638

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	5/31	19,900	19,300	218	420

BlackRock Strategic Global Bond Fund, Inc.	12/31	19,000	18,800	431	207

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	4/30	18,300	16,400	218	423

Master Bond LLC

Master Total Return Portfolio	9/30	30,000	30,000	431	207

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	12/31	18,200	17,500	218	420

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
[3]	The Other Fees represent each Fund’s allocable share of fees paid for issuance of Compliance Attestation Reports pursuant to Rule 38a-1 under the 1940 Act. The amount paid by each Fund and other BlackRock open-end and closed-end funds is allocated evenly across all funds in existence during the period when the applicable services were performed.
[4]	Commenced operations October 18, 2021.
[5]	Commenced operations January 10, 2023.
[6]	Commenced operations May 19, 2023.
[7]	Commenced operations October 4, 2022.
[8]	Commenced operations July 11, 2023.
[9]	Commenced operations June 28, 2023.
[10]	Tax services are not provided by the Fund’s Independent Public Accounting Firm
[11]	Effective July 31, 2023, BlackRock Floating Rate Income Portfolio fiscal year end changed from August 31 to July 31. The fees reflected are as of August 31, 2022.
[12]	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee

			Aggregate Non-Audit Fees
Fund[1]	Fiscal Year End		Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Allocation Target Shares

BATS: Series A Portfolio	3/31		17,862	18,520

BATS: Series C Portfolio	3/31		17,862	18,520

BATS: Series E Portfolio	3/31		15,862	17,220

BATS: Series M Portfolio	3/31		17,862	18,520

BATS: Series P Portfolio	3/31		17,862	18,520

BATS: Series S Portfolio	3/31		17,862	18,520

BATS: Series V Portfolio	3/31		22,362	23,500

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund	9/30	(2)	28,944	N/A

BlackRock Total Return Fund	9/30		19,376	15,107

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	5/31		20,162	16,720

BlackRock ETF Trust II

BlackRock AAA CLO ETF	7/31	(3)	N/A	N/A

BlackRock Flexible Income ETF	7/31	(4)	N/A	N/A

BlackRock Floating Rate Loan ETF	7/31	(5)	N/A	N/A

BlackRock High Yield Muni Income Bond ETF	7/31		9,700	12,200

BlackRock Intermediate Muni Income Bond ETF	7/31		9,700	12,200

BlackRock Short-Term California Muni Bond ETF	7/31	(6)	N/A	N/A

iShares Large Cap Deep Buffer ETF	7/31	(7)	N/A	N/A

iShares Large Cap Moderate Buffer ETF	7/31	(7)	N/A	N/A

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund	7/31	(8)	—	—

BlackRock Sustainable Advantage CoreAlpha Bond Fund	5/31		18,462	17,920

BlackRock Systematic Multi-Strategy Fund	12/31		29,475	36,007

			Aggregate Non-Audit Fees
Fund[1]	Fiscal Year End		Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Funds V

BlackRock Core Bond Portfolio	9/30		21,875	19,610

BlackRock Floating Rate Income Portfolio	7/31	(9)	19,476	17,210

BlackRock GNMA Portfolio	9/30		17,375	15,110

BlackRock High Yield Bond Portfolio	9/30		51,390	20,210

BlackRock Impact Mortgage Fund	9/30		17,375	15,110

BlackRock Income Fund	9/30		17,375	15,110

BlackRock Inflation Protected Bond Portfolio	12/31		22,475	21,410

BlackRock Low Duration Bond Portfolio	9/30		22,475	20,210

BlackRock Strategic Income Opportunities Portfolio	12/31	(10)	33,475	32,010

BlackRock Sustainable Emerging Markets Bond Fund	12/31		19,475	23,007

BlackRock Sustainable Emerging Markets Flexible Bond Fund	12/31		23,475	19,010

BlackRock Sustainable High Yield Bond Fund	9/30		17,162	23,000

BlackRock Sustainable Low Duration Bond Fund	9/30	(2)	28,944	N/A

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund	12/31		10,750	8,100

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	5/31		16,562	16,720

BlackRock New York Municipal Opportunities Fund	6/30		16,344	20,651

BlackRock Pennsylvania Municipal Bond Fund	5/31		16,562	16,720

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	6/30		16,944	15,138

BlackRock Impact Municipal Fund	5/31		15,100	16,500

BlackRock National Municipal Fund	6/30		16,944	15,138

BlackRock Short-Term Municipal Fund	6/30		16,344	15,138

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	5/31		20,162	19,720

BlackRock Strategic Global Bond Fund, Inc.	12/31		19,475	19,007

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	4/30		18,562	16,823

		Aggregate Non-Audit Fees
Fund[1]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Bond LLC

Master Total Return Portfolio	9/30	30,476	30,207

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	12/31	18,462	17,920

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]	Commenced operations October 18, 2021.
[3]	Commenced operations January 10, 2023.
[4]	Commenced operations May 19, 2023.
[5]	Commenced operations October 4, 2022.
[6]	Commenced operations July 11, 2023.
[7]	Commenced operations June 28, 2023.
[8]	Tax services are not provided by the Fund’s Independent Public Accounting Firm
[9]	Effective July 31, 2023, BlackRock Floating Rate Income Portfolio fiscal year end changed from August 31 to July 31. The fees reflected are as of August 31, 2022.
[10]	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.

Appendix I – Investment Manager, Sub-Advisers and Administrators

The table below identifies the investment manager, sub-adviser(s), if any, and administrator(s), if any, to the Funds/Portfolios. Additional information about the investment manager and sub-advisers is set forth after the table below.

Fund[1]	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Allocation Target Shares

BATS: Series A Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BNY Mellon Investment Servicing (US) Inc.
BATS: Series C Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BNY Mellon Investment Servicing (US) Inc.
BATS: Series E Portfolio	BlackRock Advisors, LLC	—	BNY Mellon Investment Servicing (US) Inc.
BATS: Series M Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BNY Mellon Investment Servicing (US) Inc.
BATS: Series P Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BNY Mellon Investment Servicing (US) Inc.
BATS: Series S Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BNY Mellon Investment Servicing (US) Inc.
BATS: Series V Portfolio	BlackRock Advisors, LLC	—	BNY Mellon Investment Servicing (US) Inc.

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC
BlackRock Total Return Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	Feeder Fund – BlackRock Advisors, LLC provides certain administrative services to the Master Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund	BlackRock Advisors, LLC	—	—[2]

Fund[1]	Investment Manager	Sub-Adviser(s)	Administrator

BlackRock ETF Trust II

BlackRock AAA CLO ETF	BlackRock Fund Advisors	—	State Street Bank and Trust Company

BlackRock Flexible Income ETF	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	State Street Bank and Trust Company

BlackRock Floating Rate Loan ETF	BlackRock Fund Advisors	—	State Street Bank and Trust Company

BlackRock High Yield Muni Income Bond ETF	BlackRock Fund Advisors	—	State Street Bank and Trust Company

BlackRock Intermediate Muni Income Bond ETF	BlackRock Fund Advisors	—	State Street Bank and Trust Company

BlackRock Short-Term California Muni Bond ETF	BlackRock Fund Advisors	—	State Street Bank and Trust Company

iShares Large Cap Deep Buffer ETF	BlackRock Fund Advisors	—	The Bank of New York Mellon

iShares Large Cap Moderate Buffer ETF	BlackRock Fund Advisors	—	The Bank of New York Mellon

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Sustainable Advantage CoreAlpha Bond Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Systematic Multi-Strategy Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Funds V

BlackRock Core Bond Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Floating Rate Income Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock GNMA Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock High Yield Bond Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Impact Mortgage Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

Fund[1]	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Income Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Inflation Protected Bond Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Low Duration Bond Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Strategic Income Opportunities Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Sustainable Emerging Markets Bond Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Sustainable Emerging Markets Flexible Bond Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Sustainable High Yield Bond Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Sustainable Low Duration Bond Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund	Feeder Fund – The Master Fund’s Investment Manager is BlackRock Advisors, LLC	Feeder Fund – The Master Fund’s Sub-Advisers are BlackRock International Limited and BlackRock Fund Advisors	BlackRock Advisors, LLC

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund	BlackRock Advisors, LLC	—	—[2]

BlackRock New York Municipal Opportunities Fund	BlackRock Advisors, LLC	—	—[2]

BlackRock Pennsylvania Municipal Bond Fund	BlackRock Advisors, LLC	—	—[2]

Fund[1]	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund	BlackRock Advisors, LLC	—	—[2]

BlackRock Impact Municipal Fund	BlackRock Advisors, LLC	—	—[2]

BlackRock National Municipal Fund	BlackRock Advisors, LLC	—	—[2]

BlackRock Short-Term Municipal Fund	BlackRock Advisors, LLC	—	—[2]

BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund	BlackRock Advisors, LLC	—	—[2]

BlackRock Strategic Global Bond Fund, Inc.	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	—[2]

Managed Account Series II

BlackRock U.S. Mortgage Portfolio	BlackRock Advisors, LLC	—	—[2]

Master Bond LLC

Master Total Return Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	—[2]

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock Fund Advisors	BlackRock Advisors, LLC

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]	Fund does not have an administrator; however, BlackRock Advisors, LLC provides certain administrative services to the Fund.

BlackRock Advisors, LLC serves as investment manager and/or administrator to certain of the Funds and the Portfolios, and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc.

BlackRock Fund Advisors serves as investment manager to certain of the Funds and the Portfolios, and is located at 400 Howard Street, San Francisco, CA 94105. BlackRock Fund Advisors is an indirect wholly-owned subsidiary of BlackRock, Inc.

BlackRock International Limited is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL United Kingdom.

BlackRock (Singapore) Limited is located at 20 Anson Road #18-01, 079912 Singapore.

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

The Bank of New York Mellon is located at 240 Greenwich Street, New York, New York 10286.

State Street Bank and Trust Company is located at One Congress Street, Suite 1, Boston, MA 02114-2016.

BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the principal underwriter for the Funds, and is located at 55 East 52nd Street, New York, New York 10055.

Appendix J – 5% Ownership

For purposes of this Appendix J, refer to the below table for the full name and address of certain 5% owners who are listed for certain Funds in the tables for this Appendix J.

Name and Address of Beneficial Owner
American Enterprise Investment Service 707 2nd Avenue South Minneapolis, MN 55402-2405

BlackRock Financial Management Inc. 50 Hudson Yards New York, NY 10001-2180

Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4122

Edward D Jones and Co. 12555 Manchester Road St. Louis, MO 63131-3710

Empower Trust 8525 E Orchard Rd Greenwood Village CO 80111

JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091

Merrill Lynch Pierce Fenner & Smith 4800 E Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney LLC 1 New York Plaza Fl. 12 New York, NY 10004

National Financial Services LLC 499 Washington Blvd., Floor 5 Jersey City, NJ 07310-2010

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001

Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102

State Street Bank and Trust Company 1 Lincoln Street – 2901 Boston, MA 02111

Name and Address of Beneficial Owner

TD Ameritrade PO Box 2226 Omaha, NE 68103-2226

UBS Financial Services Inc. FBO UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103

As of September 11, 2023, to the best knowledge of each Fund, the persons listed below owned more than 5% of the outstanding shares of the class of the Funds indicated. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Allocation Target Shares

BATS: Series A Portfolio

	BlackRock Institutional Trust Co. NA 400 Howard Street San Francisco, CA 94105-2618	189,511,055.36	78.71%

	BlackRock Total Return V.I. Fund 100 Bellevue Pkwy Wilmington, DE 19809-3700	14,408,517.73	5.98%

BATS: Series C Portfolio

	Merrill Lynch Pierce Fenner & Smith	27,137,413.32	60.30%

	Morgan Stanley Smith Barney LLC	11,678,728.37	25.95%

	Charles Schwab & Co Inc.	4,735,709.05	10.52%

BATS: Series E Portfolio

	Merrill Lynch Pierce Fenner & Smith	19,539,785.07	52.84%

	Morgan Stanley Smith Barney LLC	15,661,461.50	42.35%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BATS: Series M Portfolio

	Merrill Lynch Pierce Fenner & Smith	81,871,317.52	58.25%

	Morgan Stanley Smith Barney LLC	49,848,939.73	35.47%

BATS: Series P Portfolio

	Merrill Lynch Pierce Fenner & Smith	1,304,509.13	79.02%

	Morgan Stanley Smith Barney LLC	290,881.00	17.62%

BATS: Series S Portfolio

	Merrill Lynch Pierce Fenner & Smith	27,030,555.78	60.70%

	Morgan Stanley Smith Barney LLC	14,663,784.55	32.93%

BATS: Series V Portfolio

	Morgan Stanley Smith Barney LLC	4,325,592.00	53.59%

	Merrill Lynch Pierce Fenner & Smith	3,454,015.40	42.80%

BlackRock Bond Fund, Inc.

BlackRock Sustainable Total Return Fund

BlackRock Sustainable Total Return Fund – Investor A Shares	BlackRock Financial Management Inc.	10,000.00	61.79%

	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	6,023.00	37.22%

BlackRock Sustainable Total Return Fund – Institutional Shares	BlackRock Financial Management Inc.	10,000.00	100.00%

BlackRock Sustainable Total Return Fund – Class K Shares	BlackRock Financial Management Inc.	4,980,000.00	100.00%

BlackRock Total Return Fund

BlackRock Total Return Fund – Investor A Shares	Edward D Jones and Co.	51,404,111.38	39.29%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

	Merrill Lynch Pierce Fenner & Smith	37,871,395.40	28.95%

BlackRock Total Return Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	658,458.89	14.72%

	Pershing LLC	622,673.31	13.92%

	Morgan Stanley Smith Barney LLC	517,979.73	11.58%

	Wells Fargo Clearing Services	423,716.81	9.47%

	American Enterprise Investment Service	289,051.24	6.46%

	Raymond James	256,825.69	5.74%

	Edward D Jones and Co.	230,322.56	5.15%

BlackRock Total Return Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	1,562,282.92	88.31%

BlackRock Total Return Fund – Class R Shares	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111-0000	1,064,815.43	15.30%

	State Street Bank and Trust Company	592,249.49	8.51%

BlackRock Total Return Fund – Institutional Shares	Morgan Stanley Smith Barney LLC	276,779,919.88	27.57%

	Pershing LLC	171,277,959.34	17.06%

	American Enterprise Investment Service	88,552,993.04	8.82%

	Charles Schwab & Co Inc.	87,441,470.01	8.71%

	National Financial Services LLC	85,431,754.69	8.51%
	Merrill Lynch Pierce Fenner & Smith	58,957,107.90	5.87%

BlackRock Total Return Fund – Service Shares	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111-0000	458,958.95	11.95%

	Lincoln Retirement Services Company P.O. Box 7876 Fort Wayne, IN 46801-7876	422,261.00	10.99%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

	Mid Atlantic Trust Company FBO CFG Retirement Savings Plan 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	267,846.80	6.97%

	Mid Atlantic Trust Company FBO EVERTEC, INC PR SAVINGS & INVT PLAN 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222	193,502.88	5.04%

BlackRock Total Return Fund – Class K Shares	Edward D Jones and Co.	139,071,556.09	20.24%

	Charles Schwab & Co Inc.	82,942,770.42	12.07%

	Toyota Motor Insurance Services Inc. 6565 Headquarters Drive Mailstop W2-3D Plano, TX 75024-5965	81,847,592.11	11.91%

	National Financial Services LLC	81,445,284.81	11.85%

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock California Municipal Opportunities Fund – Investor A Shares	Wells Fargo Clearing Services	9,451,455.62	17.41%

	Merrill Lynch Pierce Fenner & Smith	9,213,007.77	16.97%

	Morgan Stanley Smith Barney LLC	6,997,255.29	12.89%

	JP Morgan Securities LLC	6,469,274.19	11.91%

	National Financial Services LLC	5,084,053.11	9.36%

	Pershing LLC	3,702,755.23	6.82%

	Edward D Jones and Co.	3,511,416.36	6.47%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

BlackRock California Municipal Opportunities Fund – Investor C Shares	Wells Fargo Clearing Services	1,761,188.53	35.27%

	Pershing LLC	847,352.87	16.97%

	JP Morgan Securities LLC	469,162.00	9.40%

	Morgan Stanley Smith Barney LLC	424,329.88	8.50%

	Merrill Lynch Pierce Fenner & Smith	370,383.17	7.42%

	LPL Financial	274,243.78	5.49%

BlackRock California Municipal Opportunities Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	4,746,496.69	71.69%

BlackRock California Municipal Opportunities Fund – Institutional Shares	Charles Schwab & Co Inc.	27,717,208.63	20.25%

	Merrill Lynch Pierce Fenner & Smith	23,917,873.33	17.47%

	Morgan Stanley Smith Barney LLC	16,586,893.22	12.12%

	National Financial Services LLC	14,333,165.61	10.47%

	Wells Fargo Clearing Services	13,508,942.62	9.87%

	Pershing LLC	9,651,697.80	7.05%

	LPL Financial	9,324,773.45	6.81%

	American Enterprise Investment Service	8,464,808.42	6.18%

BlackRock California Municipal Opportunities Fund – Class K Shares	Band & Co c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212	2,593,395.03	36.94%

	Pershing LLC	1,799,808.37	25.64%

	Edward D Jones and Co.	1,242,659.71	17.70%

	Zions First National Bank P.O. Box 30880 Salt Lake City, UT 84130-0880	656,705.48	9.35%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock ETF Trust II

BlackRock AAA CLO ETF	National Financial Services LLC	304,530.00	33.84%

	Charles Schwab & Co Inc.	226,486.00	25.17%

	BofA Securities, Inc. 4804 Dear Lake Dr E Jacksonville, FL 32246	74,791.00	8.31%

BlackRock Flexible Income ETF	State Street Bank and Trust Company	1,020,562.00	35.19%

	Charles Schwab & Co Inc.	1,015,347.00	35.01%

	National Financial Services LLC	352,423.00	12.15%

BlackRock Floating Rate Loan ETF	State Street Bank and Trust Company	287,000.00	71.75%

	National Financial Services LLC	24,914.00	6.23%

	Pershing LLC	22,827.00	5.71%

BlackRock High Yield Muni Income Bond ETF	Charles Schwab & Co Inc.	1,268,661.00	45.31%

	National Financial Services LLC	621,163.00	22.18%

	U.S. Bank N.A. 1555 N Rivercenter Dr. Ste 302 Milwaukee, WI 53212	281,449.00	10.05%

BlackRock Intermediate Muni Income Bond ETF	Charles Schwab & Co Inc.	531,774.00	48.34%

	Goldman Sachs & Co. LLC 30 Hudson Street Proxy Department Jersey City, NJ 07302	260,377.00	23.67%

	Pershing LLC	144,165.00	13.11%

	National Financial Services LLC	65,591.00	5.96%

BlackRock Short-Term California Muni Bond ETF	State Street Bank and Trust Company	300,000.00	85.71%

	BofA Securities, Inc. /Safekeeping c/o Merril Lynch Corporate Actions 4804 Dear Lake Dr E Jacksonville, FL 32246	33,783.00	9.65%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
iShares Large Cap Deep Buffer ETF	Charles Schwab & Co Inc.	486,301.00	60.79%
	State Street Bank and Trust Company	270,000.00	33.75%

iShares Large Cap Moderate Buffer ETF	State Street Bank and Trust Company	400,000.00	90.91%

BlackRock Funds IV

BlackRock Global Long/Short Credit Fund

BlackRock Global Long/Short Credit Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	1,843,600.31	28.82%

	Morgan Stanley Smith Barney LLC	1,205,415.35	18.85%

	UBS Financial Services Inc. FBO UBS WM USA	846,133.70	13.23%

	Wells Fargo Clearing Services	388,352.68	6.07%

	Pershing LLC	360,185.92	5.63%

	Charles Schwab & Co Inc.	351,314.57	5.49%

	Charles Schwab & Co Inc.	342,663.98	5.36%

BlackRock Global Long/Short Credit Fund – Investor C Shares	Wells Fargo Clearing Services	105,491.98	21.35%

	Pershing LLC	87,008.59	17.61%

	Morgan Stanley Smith Barney LLC	61,562.60	12.46%

	Merrill Lynch Pierce Fenner & Smith	34,533.73	6.99%

	UBS Financial Services Inc. FBO UBS WM USA	33,759.28	6.83%

	LPL Financial	32,745.45	6.63%

	Charles Schwab & Co Inc.	27,261.25	5.52%

BlackRock Global Long/Short Credit Fund – Institutional Shares	Morgan Stanley Smith Barney LLC	29,226,069.94	33.95%

	Merrill Lynch Pierce Fenner & Smith	16,982,714.69	19.73%

	Charles Schwab & Co Inc.	12,907,542.66	14.99%

	Wells Fargo Clearing Services	7,608,082.03	8.84%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	UBS Financial Services Inc. FBO UBS WM USA	5,258,669.25	6.11%

BlackRock Global Long/Short Credit Fund – Class K Shares	Wells Fargo Bank, N.A. P.O. Box 1533 Minneapolis, MN 55480-1533	11,501,647.64	44.41%

	Merrill Lynch Pierce Fenner & Smith	10,450,702.11	40.36%

	National Financial Services LLC	1,582,705.74	6.11%

BlackRock Sustainable Advantage CoreAlpha Bond Fund

BlackRock Sustainable Advantage CoreAlpha Bond Fund – Investor A Shares	Charles Schwab & Co Inc.	123,721.72	54.52%

	LPL Financial	37,033.39	16.32%

	Pershing LLC	27,824.32	12.26%

	National Financial Services LLC	16,767.09	7.39%

BlackRock Sustainable Advantage CoreAlpha Bond Fund – Investor C Shares	Pershing LLC	4,391.97	38.80%

	American Enterprise Investment Service	3,823.47	33.78%

	BNYM I S TRUST CO CUST SIMPLE IRA 301 Bellevue Parkway Wilmington, DE 19809	1,577.87	13.94%

	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	775.713	6.85%

BlackRock Sustainable Advantage CoreAlpha Bond Fund – Institutional Shares	Charles Schwab & Co Inc.	1,707,738.09	42.14%

	National Financial Services LLC	1,245,381.85	30.73%

	LPL Financial	685,765.42	16.92%

BlackRock Sustainable Advantage CoreAlpha Bond Fund – Class K Shares	Empower Trust	161,023.52	27.74%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	TIAA TRUST, N.A. as CUST/TTEE of Retirement Plans Record kept by TIAA Attn. Fund Operations 8500 Andrew Carnegie Blvd. Charlotte, NC 28262-8500	93,539.68	16.11%

	Empower Trust	71,962.56	12.40%

	Empower Trust	59,912.07	10.32%

	Empower Trust	48,022.97	8.27%

	National Financial Services LLC	42,521.97	7.32%

	Voya Retirement Insurance and Annuity Company One Orange Way Windsor, CT 06095-4774	34,904.51	6.01%

BlackRock Systematic Multi-Strategy Fund

BlackRock Systematic Multi-Strategy Fund – Investor A Shares	National Financial Services LLC	25,608,800.88	74.60%

	Charles Schwab & Co Inc. SPECIAL	5,084,226.66	14.81%

BlackRock Systematic Multi-Strategy Fund – Investor C Shares	Morgan Stanley Smith Barney LLC	506,195.40	27.81%

	American Enterprise Investment Service	247,107.61	13.57%

	Pershing LLC	218,000.35	11.98%

	National Financial Services LLC	206,446.67	11.34%

	Raymond James	179,575.98	9.86%

	Centennial Bank Trust P.O. Box 7514 Jonesboro, AR 72403	151,615.90	8.33%

	Charles Schwab & Co Inc.	91,601.36	5.03%

	LPL Financial	91,437.39	5.02%

BlackRock Systematic Multi-Strategy Fund – Institutional Shares	Charles Schwab & Co Inc.	151,060,791.18	21.86%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	National Financial Services LLC	134,148,239.20	19.41%

	LPL Financial	98,841,652.79	14.30%

	Pershing LLC	87,038,076.03	12.59%

	American Enterprise Investment Service	56,656,579.49	8.20%

	Morgan Stanley Smith Barney LLC	49,781,374.65	7.20%

BlackRock Systematic Multi-Strategy Fund – Class K Shares	Mori & Co 922 Walnut Street Kansas City, MO 64106	11,013,724.25	52.02%

	Charles Schwab & Co Inc.	4,659,990.59	22.01%

	Pershing LLC	3,322,280.03	15.69%

	National Financial Services LLC	1,634,668.42	7.72%

BlackRock Funds V

BlackRock Core Bond Portfolio

BlackRock Core Bond Portfolio – Investor A Shares	Edward D Jones and Co.	17,745,029.82	39.21%

	Merrill Lynch Pierce Fenner & Smith	10,445,471.71	23.08%

	National Financial Services LLC	3,992,019.70	8.82%

	Morgan Stanley Smith Barney LLC	2,617,543.57	5.78%

BlackRock Core Bond Portfolio – Investor C Shares	Morgan Stanley Smith Barney LLC	314,878.85	17.60%

	Wells Fargo Clearing Services	278,691.16	15.57%

	National Financial Services LLC	239,233.49	13.37%

	Pershing LLC	182,986.60	10.23%

	JP Morgan Securities LLC	138,983.68	7.77%

	LPL Financial	105,697.79	5.91%

	Merrill Lynch Pierce Fenner & Smith	103,558.93	5.79%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Core Bond Portfolio – Class R Shares	Ascensus Trust Company FBO The Chempi Pension Plan PO Box 10758 Fargo, ND 58106	29,479.31	18.48%

	Empower Trust	13,020.62	8.16%

	Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	12,848.93	8.05%

	Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	9,539.51	5.98%

BlackRock Core Bond Portfolio – Institutional Shares	National Financial Services LLC	70,026,969.21	20.73%

	Wells Fargo Clearing Services	67,221,851.49	19.90%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	41,433,197.97	12.27%

	Morgan Stanley Smith Barney LLC	38,653,327.46	11.45%

	Merrill Lynch Pierce Fenner & Smith	18,947,410.89	5.61%

BlackRock Core Bond Portfolio – Class K Shares	Edward D Jones and Co.	41,103,874.72	48.73%

	SEI Private Trust Company 1 Freedom Valley Dr. Oaks, PA 19456-9989	8,587,167.73	10.18%

	Merrill Lynch Pierce Fenner & Smith	8,121,895.84	9.63%

	Jewish Communal Fund 575 Madison Ave, Ste 703 New York, NY 10022-8591	4,925,291.21	5.84%

BlackRock Floating Rate Income Portfolio

BlackRock Floating Rate Income Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	10,528,704.89	29.74%

	National Financial Services LLC	4,175,322.83	11.80%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Morgan Stanley Smith Barney LLC	3,614,179.23	10.21%

	Charles Schwab & Co Inc.	2,797,494.44	7.90%

	Edward D Jones and Co.	2,490,522.37	7.04%

	Wells Fargo Clearing Services	2,082,386.01	5.88%

	JP Morgan Securities LLC	2,004,876.68	5.66%

	Pershing LLC	1,837,484.43	5.19%

BlackRock Floating Rate Income Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	584,230.25	16.86%

	Pershing LLC	450,509.67	13.00%

	JP Morgan Securities LLC	409,746.28	11.82%

	Wells Fargo Clearing Services	362,346.26	10.46%

	National Financial Services LLC	327,567.57	9.45%

	American Enterprise Investment Service	260,042.63	7.50%

	Morgan Stanley Smith Barney LLC	205,315.34	5.92%

	LPL Financial	198,584.75	5.73%

BlackRock Floating Rate Income Portfolio – Institutional Shares	National Financial Services LLC	109,128,481.40	39.70%

	Merrill Lynch Pierce Fenner & Smith	34,357,903.27	12.50%

	Morgan Stanley Smith Barney LLC	31,708,191.26	11.54%

	Charles Schwab & Co Inc.	31,237,593.40	11.37%

	Pershing LLC	14,462,151.84	5.26%

BlackRock Floating Rate Income Portfolio – Class K Shares	JP Morgan Securities LLC	36,766,167.20	29.67%

	Lacera Master OPEB Trust 300 North Lake Avenue, Suite 850 Pasadena, CA 91101-4109	29,670,703.34	23.94%

	National Financial Services LLC	24,261,414.33	19.58%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Factory Mutual Insurance Company 270 Central Ave Johnston RI 02919-4949	10,423,945.89	8.41%

	Merrill Lynch Pierce Fenner & Smith	6,829,649.14	5.51%

BlackRock GNMA Portfolio

BlackRock GNMA Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	2,583,714.89	23.66%

	Pershing LLC	1,846,010.98	16.90%

	RBC Capital Markets LLC 60 S 6th St Minneapolis MN 55402-440	1,283,448.07	11.75%

	Charles Schwab & Co Inc.	784,844.36	7.19%

	National Financial Services LLC	628,121.70	5.75%

	US Bank NA FBO New Jersey State Firemen’s Association 1555 N Rivercenter Dr. Ste 302 Milwaukee WI 53212	567,170.35	5.19%

BlackRock GNMA Portfolio – Investor C Shares	Wells Fargo Clearing Services	308,534.43	33.64%

	Raymond James	112,924.90	12.31%

	Pershing LLC	107,631.36	11.74%

	Charles Schwab & Co Inc.	79,021.95	8.62%

	Merrill Lynch Pierce Fenner & Smith	67,467.98	7.36%

BlackRock GNMA Portfolio – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	4,394,228.49	22.25%

	National Financial Services LLC	1,928,282.32	9.76%

	Wells Fargo Clearing Services	1,780,832.36	9.02%

	Morgan Stanley Smith Barney LLC	1,493,150.42	7.56%

	American Enterprise Investment Service	1,096,134.88	5.55%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock GNMA Portfolio – Class K Shares	BlackRock Advisors LLC 100 Bellevue Parkway Wilmington, DE 19809	7,229,708.04	69.39%

	Empower Trust	1,670,347.74	16.03%

BlackRock High Yield Bond Portfolio

BlackRock High Yield Bond Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	43,345,302.75	26.91%

	Edward D Jones and Co.	18,631,688.34	11.57%

	National Financial Services LLC	14,117,048.83	8.77%

	Morgan Stanley Smith Barney LLC	10,783,274.30	6.70%

	Charles Schwab & Co Inc.	10,457,110.93	6.49%

	Pershing LLC	8,602,905.66	5.34%

BlackRock High Yield Bond Portfolio – Investor C Shares	Morgan Stanley Smith Barney LLC	2,575,829.43	21.34%

	Pershing LLC	1,398,402.90	11.58%

	LPL Financial	1,136,969.98	9.42%

	Merrill Lynch Pierce Fenner & Smith	919,061.02	7.61%

	Wells Fargo Clearing Services	824,356.00	6.83%

	American Enterprise Investment Service	792,727.74	6.57%

	JP Morgan Securities LLC	763,500.53	6.32%

	National Financial Services LLC	613,364.47	5.08%

	Charles Schwab & Co Inc.	608,398.37	5.04%

BlackRock High Yield Bond Portfolio – Class R Shares	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4774	7,451,886.07	53.99%

	State Street Bank and Trust Company	1,324,769.29	9.60%

	DCGT AS TTEE and/or Cust FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392	941,859.89	6.82%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock High Yield Bond Portfolio – Institutional Shares	National Financial Services LLC	884,910,015.80	53.64%

	Charles Schwab & Co Inc.	103,031,190.11	6.24%

	Morgan Stanley Smith Barney LLC	91,233,610.46	5.53%

BlackRock High Yield Bond Portfolio – Service Shares	Charles Schwab & Co Inc.	5,754,318.64	47.44%

	National Financial Services LLC	2,700,018.39	22.26%

BlackRock High Yield Bond Portfolio – Class K Shares	JP Morgan Securities LLC	253,488,432.49	23.45%

	Edward D Jones and Co.	198,929,957.54	18.40%

	National Financial Services LLC	130,092,000.26	12.03%

	Charles Schwab & Co Inc.	58,176,063.25	5.38%

BlackRock Impact Mortgage Fund

BlackRock Impact Mortgage Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	11,060,486.08	46.42%

	National Financial Services LLC	1,539,363.72	6.46%

BlackRock Impact Mortgage Fund – Investor C Shares	Raymond James	93,203.90	14.07%

	Pershing LLC	84,703.61	12.78%

	Merrill Lynch Pierce Fenner & Smith	72,608.85	10.96%

	JP Morgan Securities LLC	63,270.35	9.55%

	American Enterprise Investment Service	63,090.45	9.52%

	Charles Schwab & Co Inc.	54,142.15	8.17%

	Morgan Stanley Smith Barney LLC	49,737.04	7.51%

	LPL Financial	41,349.06	6.24%

BlackRock Impact Mortgage Fund – Class R Shares	Ascensus Trust Company FBO PO Box 10758 Fargo, ND 58106	75,144.11	20.46%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Merrill Lynch Pierce Fenner & Smith	71,937.72	19.59%

	Ascensus Trust Company FBO PO Box 10758 Fargo, ND 58106	48,994.37	13.34%

	State Street Bank and Trust Company	38,640.63	10.52%

	Ascensus Trust Company FBO PO Box 10758 Fargo, ND 58106	35,685.95	9.72%

BlackRock Impact Mortgage Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	5,395,999.62	38.78%

	American Enterprise Investment Service	1,333,385.07	9.58%

	Morgan Stanley Smith Barney LLC	1,242,216.13	8.93%

	National Financial Services LLC	1,145,055.72	8.23%

	Pershing LLC	697,823.88	5.02%

BlackRock Impact Mortgage Fund – Class K Shares	National Financial Services LLC	675,598.49	51.75%

	Edward D Jones and Co.	217,166.70	16.63%

	Ascensus Trust Company FBO PO Box 10758 Fargo, ND 58106	88,306.93	6.76%

BlackRock Income Fund

BlackRock Income Fund – Investor A Shares	Edward D Jones and Co.	7,576,315.67	41.32%

	National Financial Services LLC	2,223,828.40	12.13%

	Merrill Lynch Pierce Fenner & Smith	1,718,692.02	9.37%

	Pershing LLC	1,125,799.06	6.14%

	American Enterprise Investment Service	962,887.42	5.25%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Income Fund – Investor C Shares	Wells Fargo Clearing Services	255,145.48	13.77%

	Charles Schwab & Co Inc.	212,887.90	11.49%

	Merrill Lynch Pierce Fenner & Smith	188,098.56	10.15%

	Morgan Stanley Smith Barney LLC	166,026.08	8.96%

	American Enterprise Investment Service	165,160.40	8.91%

	Pershing LLC	162,769.08	8.78%

	LPL Financial	154,331.73	8.33%

	National Financial Services LLC	149,938.84	8.09%

	JP Morgan Securities LLC	99,088.76	5.35%

	UBS Financial Services Inc. FBO UBS WM USA	97,210.16	5.25%

	Raymond James	93,583.47	5.05%

BlackRock Income Fund – Institutional Shares	Charles Schwab & Co Inc.	22,778,493.54	27.75%

	American Enterprise Investment Service	11,528,897.13	14.05%

	Merrill Lynch Pierce Fenner & Smith	9,856,667.22	12.01%

	National Financial Services LLC	8,715,361.70	10.62%

	UBS Financial Services Inc. FBO UBS WM USA	6,386,837.39	7.78%

	Morgan Stanley Smith Barney LLC	6,149,982.93	7.49%

	LPL Financial	4,634,890.80	5.65%

	Pershing LLC	4,545,000.42	5.54%

BlackRock Income Fund – Class K Shares	Edward D Jones and Co.	15,912,627.90	76.49%

	Raymond James	1,637,333.42	7.87%

BlackRock Inflation Protected Bond Portfolio

BlackRock Inflation Protected Bond Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	9,716,048.17	24.43%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	National Financial Services LLC	5,944,729.69	14.95%

	Edward D Jones and Co.	3,826,099.14	9.62%

	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4774	3,686,214.65	9.27%

BlackRock Inflation Protected Bond Portfolio – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	693,071.49	19.92%

	Pershing LLC	530,657.20	15.25%

	American Enterprise Investment Service	366,536.22	10.53%

	Morgan Stanley Smith Barney LLC	349,299.63	10.04%

	Wells Fargo Clearing Services	284,811.39	8.19%

	Raymond James	282,362.57	8.11%

	LPL Financial	256,677.92	7.38%

BlackRock Inflation Protected Bond Portfolio – Institutional Shares	National Financial Services LLC	19,719,407.70	14.64%

	Merrill Lynch Pierce Fenner & Smith	18,875,268.53	14.02%

	American Enterprise Investment Service	12,011,804.43	8.92%

	Morgan Stanley Smith Barney LLC	10,729,828.62	7.97%

BlackRock Inflation Protected Bond Portfolio – Class K Shares	Edward D Jones and Co.	9,308,870.09	14.70%

	National Financial Services LLC	7,128,817.18	11.25%

	Fidelity Investments Institutional Operations Company 100 Magellan KW1C Covington, KY 41015	6,892,965.75	10.88%

	Merrill Lynch Pierce Fenner & Smith	6,763,038.74	10.68%

	Empower Trust	3,959,941.29	6.25%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	DCGT AS TTEE and/or Cust FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392	3,346,297.68	5.28%

BlackRock Low Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	25,778,394.45	32.67%

	Edward D Jones and Co.	20,917,645.85	26.51%

	Morgan Stanley Smith Barney LLC	11,402,833.25	14.45%

	National Financial Services LLC	6,919,200.13	8.77%

BlackRock Low Duration Bond Portfolio – Investor C Shares	Morgan Stanley Smith Barney LLC	597,992.63	19.29%

	Raymond James	572,679.49	18.48%

	Merrill Lynch Pierce Fenner & Smith	549,782.21	17.74%

	Pershing LLC	247,847.60	8.00%

	LPL Financial	220,406.40	7.11%

	American Enterprise Investment Service	178,942.51	5.77%

	National Financial Services LLC	169,981.99	5.48%

BlackRock Low Duration Bond Portfolio – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	389,439.61	75.48%

BlackRock Low Duration Bond Portfolio – Class R Shares	Merrill Lynch Pierce Fenner & Smith	48,565.32	19.81%

	State Street Bank and Trust Company	47,642.19	19.43%

	Mid Atlantic Trust Company FBO Infectious Diseases Associates 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	35,652.04	14.54%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Pai Trust Company, Inc. Seascape Partners LLC 401(K) 1300 Enterprise Drive De Pere WI 54115	15,740.21	6.42%

	Mid Atlantic Trust Company FBO Performance Fact Inc 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	13,228.69	5.40%

	Mid Atlantic Trust Company FBO IHL Consulting Group, Inc. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	12,446.97	5.08%

BlackRock Low Duration Bond Portfolio – Institutional Shares	Morgan Stanley Smith Barney LLC	194,018,564.15	47.03%

	National Financial Services LLC	37,676,856.12	9.13%

	Mac & Co Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	23,854,967.21	5.78%

	Charles Schwab & Co Inc.	22,298,703.98	5.41%

	LPL Financial	22,097,029.76	5.36%

BlackRock Low Duration Bond Portfolio – Class K Shares	Edward D Jones and Co.	41,778,084.19	58.23%

	National Financial Services LLC	7,536,950.20	10.51%

	Capinco c/o US Bank NA 1555 N. Rivercenter Dr. Ste 302 Milwaukee WI, 53212	4,058,971.01	5.66%

BlackRock Strategic Income Opportunities Portfolio

BlackRock Strategic Income Opportunities Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	27,989,878.34	26.46%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	National Financial Services LLC	13,870,400.93	13.11%

	Charles Schwab & Co Inc.	13,651,102.12	12.90%

	Morgan Stanley Smith Barney LLC	12,828,379.25	12.13%

	Wells Fargo Clearing Services	5,682,241.99	5.37%

BlackRock Strategic Income Opportunities Portfolio – Investor C Shares	Wells Fargo Clearing Services	1,481,730.31	13.08%

	Merrill Lynch Pierce Fenner & Smith	1,400,843.02	12.36%

	American Enterprise Investment Service	1,360,723.09	12.01%

	Raymond James	1,252,573.02	11.05%

	Morgan Stanley Smith Barney LLC	1,228,145.37	10.84%

	Pershing LLC	1,109,071.54	9.79%

	LPL Financial	871,898.19	7.69%

	National Financial Services LLC	847,276.78	7.48%

	Charles Schwab & Co Inc.	679,230.89	5.99%

BlackRock Strategic Income Opportunities Portfolio – Institutional Shares	Charles Schwab & Co Inc.	605,447,568.00	22.94%

	National Financial Services LLC	571,559,857.51	21.66%

	Merrill Lynch Pierce Fenner & Smith	195,913,907.42	7.42%

	Morgan Stanley Smith Barney LLC	176,458,140.29	6.69%

	Pershing LLC	165,760,428.10	6.28%

BlackRock Strategic Income Opportunities Portfolio – Class K Shares	National Financial Services LLC	301,238,210.16	26.79%

	Charles Schwab & Co Inc.	109,606,516.21	9.75%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	SEI Private Trust Company C/O Principal Financial Attn. Mutual Fund Admin 1 Freedom Valley Dr. Oaks, PA 19456-9989	64,608,505.52	5.75%

BlackRock Sustainable Emerging Markets Bond Fund

BlackRock Sustainable Emerging Markets Bond Fund – Institutional Shares	Pershing LLC	13,209.77	66.67%

	BlackRock Financial Management Inc.	5,000.00	25.23%

	LPL Financial	1,605.22	8.10%

BlackRock Sustainable Emerging Markets Bond Fund – Class K Shares	BlackRock Financial Management Inc.	2,495,000.00	99.71%

BlackRock Sustainable Emerging Markets Flexible Bond Fund

BlackRock Sustainable Emerging Markets Flexible Bond Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	220,461.51	32.26%

	National Financial Services LLC	113,358.03	16.59%

	Pershing LLC	63,196.03	9.25%

	Wells Fargo Clearing Services	57,931.67	8.48%

	Charles Schwab & Co Inc.	47,321.27	6.92%

	American Enterprise Investment Service	34,585.77	5.06%

BlackRock Sustainable Emerging Markets Flexible Bond Fund – Investor C Shares	Morgan Stanley Smith Barney LLC	8,369.41	36.83%

	Wells Fargo Clearing Services	3,366.86	14.82%

	Pershing LLC	1,701.92	7.49%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	1,636.58	7.20%

	BNYM I S TRUST CO CUST SIMPLE IRA 301 Bellevue Parkway Wilmington, DE 19809	1,478.03	6.50%

	Matrix Trust Company as Agent for Advisor Trust, Inc. 717 17th Street, Suite 1300 Denver, CO 80202	1,319.88	5.81%

BlackRock Sustainable Emerging Markets Flexible Bond Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	260,184.57	25.23%

	National Financial Services LLC	197,265.19	19.13%

	LPL Financial	155,266.09	15.06%

	American Enterprise Investment Service	147,788.67	14.33%

	Charles Schwab & Co Inc.	74,290.79	7.20%

	UBS Financial Services Inc. FBO UBS WM USA	72,169.35	7.00%

BlackRock Sustainable Emerging Markets Flexible Bond Fund – Class K Shares	BlackRock Holdco2 Inc. 50 Hudson Yards New York, NY 10001-2180	3,835,005.29	99.79%

BlackRock Sustainable High Yield Bond Fund

BlackRock Sustainable High Yield Bond Fund – Investor A Shares	BlackRock Financial Management Inc.	10,000.00	83.74%

	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	1,322.02	11.07%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Sustainable High Yield Bond Fund – Institutional Shares	National Financial Services LLC	15,362.07	59.81%

	BlackRock Financial Management Inc.	10,000.00	38.93%

BlackRock Sustainable High Yield Bond Fund – Class K Shares	BlackRock Financial Management Inc.	4,980,000.00	100.00%

BlackRock Sustainable Low Duration Bond Fund

BlackRock Sustainable Low Duration Bond Fund – Investor A Shares	BlackRock Financial Management Inc.	10,000.00	84.69%

	Pershing LLC	1,778.24	15.06%

BlackRock Sustainable Low Duration Bond Fund – Institutional Shares	BlackRock Financial Management Inc.	10,000.00	100.00%

BlackRock Sustainable Low Duration Bond Fund – Class K Shares	BlackRock Financial Management Inc.	4,980,000.00	99.99%

BlackRock Funds VI

BlackRock Advantage CoreAlpha Bond Fund

BlackRock Advantage CoreAlpha Bond Fund – Investor A Shares	Pershing LLC	25,192,933.73	72.43%

	Merrill Lynch Pierce Fenner & Smith	4,921,032.04	14.15%

BlackRock Advantage CoreAlpha Bond Fund – Investor C Shares	Pershing LLC	21,518.62	47.46%

	National Financial Services LLC	9,152.83	20.19%

	Raymond James	8,655.84	19.09%

BlackRock Advantage CoreAlpha Bond Fund – Institutional Shares	Goldman Sachs & Co. 295 Chipeta Way Salt Lake City, UT 84108-1287	24,987,062.59	42.04%

	BlackRock Advisors LLC 100 Bellevue Parkway Wilmington, DE 19809-3716	6,591,020.24	11.09%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	BlackRock Advisors LLC 100 Bellevue Parkway Wilmington, DE 19809-3716	6,254,900.47	10.52%

	BlackRock Advisors LLC 100 Bellevue Parkway Wilmington, DE 19809-3716	5,581,477.22	9.39%

	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	4,071,774.98	6.85%

	BlackRock Advisors LLC 100 Bellevue Parkway Wilmington, DE 19809-3716	3,393,594.68	5.71%

BlackRock Advantage CoreAlpha Bond Fund – Class K Shares	National Financial Services LLC	2,345,605.32	33.04%

	Augusta Health Care, Inc. c/o BlackRock 55 East 52nd Street New York, NY 10055	1,878,644.89	26.46%

	BTC As TTEE US Asset Moderate 5901 College Boulevard Suite 200 Overland Park, KS 66211	608,428.34	8.57%

	Empower Trust	601,336.78	8.47%

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New Jersey Municipal Bond Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	2,565,568.44	26.57%

	Wells Fargo Clearing Services	1,742,820.45	18.05%

	Pershing LLC	1,224,809.62	12.69%

	National Financial Services LLC	1,084,418.70	11.23%

	Edward D Jones and Co.	639,614.34	6.62%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock New Jersey Municipal Bond Fund – Investor C Shares	Wells Fargo Clearing Services	362,504.10	30.03%

	Merrill Lynch Pierce Fenner & Smith	147,748.81	12.24%

	National Financial Services LLC	128,410.30	10.64%

	Pershing LLC	122,178.08	10.12%

	LPL Financial	95,736.12	7.93%

	American Enterprise Investment Service	63,888.29	5.29%

BlackRock New Jersey Municipal Bond Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	791,106.98	63.21%

	Morgan Stanley Smith Barney LLC	88,557.57	7.08%

BlackRock New Jersey Municipal Bond Fund – Institutional Shares	National Financial Services LLC	3,300,698.20	19.78%

	Merrill Lynch Pierce Fenner & Smith	2,623,582.26	15.72%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	1,971,713.73	11.82%

	Pershing LLC	1,878,284.65	11.26%

	Charles Schwab & Co Inc.	1,681,575.19	10.08%

	American Enterprise Investment Service	1,392,696.93	8.35%

	LPL Financial	1,157,852.04	6.94%

BlackRock New Jersey Municipal Bond Fund – Service Shares	TD Ameritrade	128,219.00	19.64%

	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	118,305.58	18.12%

	National Financial Services LLC	56,922.28	8.72%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock New Jersey Municipal Bond Fund – Class K Shares	Edward D Jones and Co.	200,139.92	84.96%

	BlackRock Financial Management Inc.	18,124.12	7.69%

BlackRock New York Municipal Opportunities Fund

BlackRock New York Municipal Opportunities Fund – Investor A Shares	Pershing LLC	9,041,530.58	18.59%

	JP Morgan Securities LLC	8,438,613.41	17.35%

	Morgan Stanley Smith Barney LLC	8,018,673.64	16.49%

	Merrill Lynch Pierce Fenner & Smith	6,730,896.12	13.84%

	Wells Fargo Clearing Services	5,630,207.79	11.58%

	National Financial Services LLC	3,625,217.68	7.46%

BlackRock New York Municipal Opportunities Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	4,205,323.81	65.08%

	Morgan Stanley Smith Barney LLC	369,738.99	5.72%

BlackRock New York Municipal Opportunities Fund – Investor C Shares	JP Morgan Securities LLC	980,468.85	22.52%

	Pershing LLC	671,144.83	15.41%

	National Financial Services LLC	557,377.17	12.80%

	Wells Fargo Clearing Services	483,813.88	11.11%

	Morgan Stanley Smith Barney LLC	425,289.44	9.77%

	American Enterprise Investment Service	322,112.55	7.40%

	Merrill Lynch Pierce Fenner & Smith	303,718.96	6.98%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock New York Municipal Opportunities Fund – Institutional Shares	National Financial Services LLC	8,708,988.43	14.86%

	Pershing LLC	8,231,040.86	14.05%

	Merrill Lynch Pierce Fenner & Smith	7,990,194.30	13.64%

	Charles Schwab & Co Inc.	6,594,622.05	11.25%

	Morgan Stanley Smith Barney LLC	6,382,203.54	10.89%

	American Enterprise Investment Service	5,254,087.41	8.97%

	LPL Financial	4,308,382.34	7.35%

	UBS Financial Services Inc. FBO UBS WM USA	3,334,064.33	5.69%

BlackRock New York Municipal Opportunities Fund – Class K Shares	Edward D Jones and Co.	319,224.75	41.03%

	JP Morgan Securities LLC	225,635.34	29.00%

	Pershing LLC	101,002.66	12.98%

	Charles Schwab & Co Inc.	86,104.93	11.07%

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund – Investor A Shares	Wells Fargo Clearing Services	2,638,614.74	22.63%

	Edward D Jones and Co.	2,432,768.69	20.87%

	National Financial Services LLC	1,878,156.78	16.11%

	Merrill Lynch Pierce Fenner & Smith	1,010,886.52	8.67%

	Morgan Stanley Smith Barney LLC	791,053.03	6.79%

BlackRock Pennsylvania Municipal Bond Fund – Investor C Shares	Wells Fargo Clearing Services	229,253.10	25.75%

	National Financial Services LLC	157,781.15	17.72%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Pershing LLC	139,457.15	15.67%

	Edward D Jones and Co.	111,353.37	12.51%

	Merrill Lynch Pierce Fenner & Smith	58,361.61	6.56%

	American Enterprise Investment Service	56,961.28	6.40%

BlackRock Pennsylvania Municipal Bond Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	372,498.66	58.79%

	Wells Fargo Clearing Services	53,459.56	8.44%

	Morgan Stanley Smith Barney LLC	37,033.36	5.84%

BlackRock Pennsylvania Municipal Bond Fund – Institutional Shares	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	9,419,872.04	39.18%

	National Financial Services LLC	5,411,861.36	22.51%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	2,193,743.58	9.12%

	Merrill Lynch Pierce Fenner & Smith	1,205,327.29	5.01%

BlackRock Pennsylvania Municipal Bond Fund – Service Shares	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	57,917.62	52.81%

	National Financial Services LLC	20,196.89	18.42%

	Pershing LLC	18,474.99	16.85%

BlackRock Pennsylvania Municipal Bond Fund – Class K Shares	Edward D Jones and Co.	873,552.05	93.12%

BlackRock Municipal Bond Fund, Inc.

BlackRock High Yield Municipal Fund

BlackRock High Yield Municipal Fund – Investor A Shares	Edward D Jones and Co.	23,635,631.45	40.72%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Merrill Lynch Pierce Fenner & Smith	6,724,155.54	11.58%

	National Financial Services LLC	4,200,340.49	7.24%

	Pershing LLC	4,139,988.78	7.13%

	Wells Fargo Clearing Services	4,101,675.21	7.07%

	Morgan Stanley Smith Barney LLC	3,211,186.79	5.53%

	LPL Financial	2,934,554.93	5.06%

BlackRock High Yield Municipal Fund – Investor C Shares	Pershing LLC	419,993.69	15.42%

	Edward D Jones and Co.	306,038.94	11.24%

	Wells Fargo Clearing Services	302,317.06	11.10%

	American Enterprise Investment Service	276,171.38	10.14%

	LPL Financial	246,399.29	9.05%

	National Financial Services LLC	200,542.82	7.36%

	Raymond James	178,795.49	6.57%

	Merrill Lynch Pierce Fenner & Smith	166,735.31	6.12%

	Morgan Stanley Smith Barney LLC	155,803.55	5.72%

BlackRock High Yield Municipal Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	26,553,470.43	29.68%

	National Financial Services LLC	15,105,667.59	16.88%

	Pershing LLC	10,598,617.91	11.85%

	Charles Schwab & Co Inc.	8,864,906.18	9.91%

	LPL Financial	6,127,181.28	6.85%

	UBS Financial Services Inc. FBO UBS WM USA	5,654,829.25	6.32%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock High Yield Municipal Fund – Class K Shares	Edward D Jones and Co.	30,181,573.89	87.95%

BlackRock Impact Municipal Fund

BlackRock Impact Municipal Fund – Investor A Shares	BlackRock Financial Management Inc.	10,000.00	97.20%

BlackRock Impact Municipal Fund – Institutional Shares	BlackRock Financial Management Inc.	10,000.00	71.77%

	Pershing LLC	2,467.87	17.71%

	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	1,048.52	7.53%

BlackRock Impact Municipal Fund – Class K Shares	BlackRock Financial Management Inc.	4,980,000.00	99.87%

BlackRock National Municipal Fund

BlackRock National Municipal Fund – Investor A Shares	National Financial Services LLC	81,530,729.01	34.80%

	Edward D Jones and Co.	73,429,098.91	31.34%

	Merrill Lynch Pierce Fenner & Smith	30,191,566.58	12.89%

BlackRock National Municipal Fund – Investor C Shares	Wells Fargo Clearing Services	1,041,346.68	17.38%

	Morgan Stanley Smith Barney LLC	975,765.31	16.29%

	Edward D Jones and Co.	950,508.71	15.86%

	American Enterprise Investment Service	583,313.80	9.74%

	Merrill Lynch Pierce Fenner & Smith	466,402.93	7.78%

	Pershing LLC	448,374.56	7.48%

BlackRock National Municipal Fund – Institutional Shares	Morgan Stanley Smith Barney LLC	99,131,127.59	24.85%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	National Financial Services LLC	58,471,506.33	14.66%

	Charles Schwab & Co Inc.	55,500,871.99	13.91%

	Merrill Lynch Pierce Fenner & Smith	52,284,894.62	13.11%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	25,329,320.23	6.35%

	American Enterprise Investment Service	20,007,183.65	5.02%

BlackRock National Municipal Fund – Service Shares	National Financial Services LLC	40,748.89	33.69%

	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	17,014.90	14.07%

	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	14,571.43	12.05%

	Charles Schwab & Co Inc.	10,118.81	8.37%

	Wells Fargo Clearing Services	8,432.43	6.97%

	BNYM I S TRUST CO CUST 301 Bellevue Parkway Wilmington, DE 19809	8,004.27	6.62%

BlackRock National Municipal Fund – Class K Shares	JP Morgan Securities LLC	220,900,811.67	64.43%

	Edward D Jones and Co.	85,637,437.24	24.98%

BlackRock Short-Term Municipal Fund

BlackRock Short-Term Municipal Fund – Investor A Shares	Edward D Jones and Co.	12,234,299.22	55.60%

	Merrill Lynch Pierce Fenner & Smith	3,688,426.02	16.76%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Morgan Stanley Smith Barney LLC	2,656,242.55	12.07%

BlackRock Short-Term Municipal Fund – Investor C Shares	Morgan Stanley Smith Barney LLC	161,463.72	29.64%

	National Financial Services LLC	64,944.16	11.92%

	Merrill Lynch Pierce Fenner & Smith	62,200.53	11.42%

	Edward D Jones and Co.	51,309.68	9.42%

	Raymond James	43,989.40	8.08%

	Pershing LLC	39,838.10	7.31%

	LPL Financial	34,499.31	6.33%

	Wells Fargo Clearing Services	32,152.12	5.90%

	UBS Financial Services Inc. FBO UBS WM USA	29,681.82	5.45%

BlackRock Short-Term Municipal Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	782,623.10	75.66%

	UBS Financial Services Inc. FBO UBS WM USA	84,899.12	8.21%

BlackRock Short-Term Municipal Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	8,778,884.19	27.49%

	National Financial Services LLC	6,481,039.03	20.29%

	Saxon & Co. PO Box 94597 Cleveland, OH 44101-4597	5,604,050.37	17.55%

	Morgan Stanley Smith Barney LLC	3,498,521.34	10.95%

	Charles Schwab & Co Inc.	2,128,113.54	6.66%

BlackRock Short-Term Municipal Fund – Class K Shares	Merrill Lynch Pierce Fenner & Smith	2,934,095.19	69.18%

	Edward D Jones and Co.	1,069,950.39	25.23%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund

BlackRock Strategic Municipal Opportunities Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	18,972,786.47	22.53%

	Edward D Jones and Co.	13,269,667.10	15.76%

	Wells Fargo Clearing Services	9,818,934.72	11.66%

	Morgan Stanley Smith Barney LLC	9,553,315.42	11.35%

	National Financial Services LLC	7,875,518.93	9.35%

	Pershing LLC	5,791,087.71	6.88%

BlackRock Strategic Municipal Opportunities Fund – Investor C Shares	Wells Fargo Clearing Services	1,510,048.28	22.44%

	Merrill Lynch Pierce Fenner & Smith	925,461.43	13.75%

	American Enterprise Investment Service	885,723.59	13.16%

	Morgan Stanley Smith Barney LLC	559,682.70	8.32%

	National Financial Services LLC	451,139.10	6.70%

	Pershing LLC	449,817.26	6.68%

	LPL Financial	411,637.20	6.12%

BlackRock Strategic Municipal Opportunities Fund – Investor A1 Shares	Merrill Lynch Pierce Fenner & Smith	1,042,473.43	65.01%

	Charles Schwab & Co Inc.	98,147.73	6.12%

	National Financial Services LLC	94,798.78	5.91%

	Morgan Stanley Smith Barney LLC	92,424.17	5.76%

BlackRock Strategic Municipal Opportunities Fund – Institutional Shares	Pershing LLC	94,936,572.52	26.91%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Merrill Lynch Pierce Fenner & Smith	63,034,878.18	17.87%

	National Financial Services LLC	48,632,286.59	13.79%

	Charles Schwab & Co Inc.	35,275,859.16	10.00%

	Morgan Stanley Smith Barney LLC	28,530,845.98	8.09%

BlackRock Strategic Municipal Opportunities Fund – Class K Shares	Charles Schwab & Co Inc.	9,784,873.35	52.45%

	Edward D Jones and Co.	2,813,831.05	15.08%

	National Financial Services LLC	2,469,664.35	13.24%

	SEI Private Trust Company C/O First Horizon Attn. Mutual Fund Admin 1 Freedom Valley Dr. Oaks, PA 19456-9989	1,661,005.08	8.90%

	SEI Private Trust Company C/O Principal Financial Attn. Mutual Fund Admin 1 Freedom Valley Dr. Oaks, PA 19456-9989	1,323,626.55	7.10%

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Strategic Global Bond Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	2,883,288.33	20.00%

	Charles Schwab & Co Inc.	2,145,980.10	14.88%

	National Financial Services LLC	1,989,686.78	13.80%

	Edward D Jones and Co.	1,748,495.40	12.13%

	Empower Trust	1,034,939.47	7.18%

	Pershing LLC	769,776.05	5.34%

BlackRock Strategic Global Bond Fund, Inc. – Investor C Shares	American Enterprise Investment Service	226,321.62	33.61%

	National Financial Services LLC	130,676.82	19.41%

	Pershing LLC	86,632.40	12.87%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Wells Fargo Clearing Services	63,219.72	9.39%

BlackRock Strategic Global Bond Fund, Inc. – Institutional Shares	National Financial Services LLC	26,947,379.19	27.02%

	American Enterprise Investment Service	14,827,184.92	14.87%

	Charles Schwab & Co Inc.	13,598,744.47	13.63%

	Wells Fargo Clearing Services	7,572,149.30	7.59%

	Merrill Lynch Pierce Fenner & Smith	6,352,578.54	6.37%

	MMATCO LLP Nominee for MMA Trust Company P.O. Box 483 1110 N Main Street Goshen, IN 46527	5,716,668.74	5.73%

	LPL Financial	5,334,298.44	5.35%

BlackRock Strategic Global Bond Fund, Inc. – Class K Shares	National Financial Services LLC	6,710,610.33	19.42%

	First State Trust Company 2 Righter Parkway Wilmington, DE 19803	4,374,190.81	12.66%

	Edward D Jones and Co.	3,996,852.95	11.57%

	DCGT AS TTEE and/or CUST FBO PLIC Various Retirement Plans Attn. NPIO Trade Desk 711 High Street Des Moines, IA 50392	2,832,411.28	8.20%

	Matrix Trust Company P.O. Box 52129 Phoenix, AZ 85072-2129	2,701,051.16	7.82%

	PIMS/Prudential Retirement 7550 Teague Road, Suite 300 Hanover, MD 21076	1,981,092.72	5.73%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Managed Account Series II

BlackRock U.S. Mortgage Portfolio

BlackRock U.S. Mortgage Portfolio – Investor A Shares	Charles Schwab & Co Inc.	987,377.53	45.89%

	National Financial Services LLC	506,947.93	23.56%

	LPL Financial	144,123.49	6.70%

	Merrill Lynch Pierce Fenner & Smith	122,708.42	5.70%

BlackRock U.S. Mortgage Portfolio – Investor C Shares	Pershing LLC	41,071.70	32.06%

	National Financial Services LLC	41,066.41	32.06%

	American Enterprise Investment Service	24,893.02	19.43%

	Morgan Stanley Smith Barney LLC	6,926.04	5.41%

BlackRock U.S. Mortgage Portfolio – Institutional Shares	American Enterprise Investment Service	6,022,491.82	20.41%

	Charles Schwab & Co Inc.	4,949,686.46	16.78%

	BlackRock Funds Inc. LLC — BlackRock 60/40 Target Allocation Fund 100 Bellevue Parkway Wilmington, DE 19809	4,554,005.88	15.43%

	BlackRock Funds Inc. LLC — BlackRock 20/80 Target Allocation Fund 100 Bellevue Parkway Wilmington, DE 19809	2,706,431.90	9.17%

	BlackRock Funds Inc. LLC — BlackRock 40/60 Target Allocation Fund 100 Bellevue Parkway Wilmington, DE 19809	2,330,474.53	7.90%

	Merrill Lynch Pierce Fenner & Smith	2,034,783.09	6.90%

Fund/Portfolio Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	BlackRock Funds Inc. LLC — BlackRock 80/20 Target Allocation Fund 100 Bellevue Parkway Wilmington, DE 19809	1,949,414.33	6.61%

	National Financial Services LLC	1,668,596.03	5.66%

Master Bond LLC

Master Total Return Portfolio	BlackRock Total Return Fund[2] 100 Bellevue Parkway Wilmington, DE 19809	$17,842,833,410.17[3]	96.61%

Master Investment Portfolio II

Advantage CoreAlpha Bond Master Portfolio	BlackRock Advantage CoreAlpha Bond Fund[2] 100 Bellevue Parkway Wilmington, DE 19809	$859,294,704.99[3]	98.37%

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]	Beneficial owner of shares.
[3]	Net asset value of Feeder Fund’s holdings in the applicable Master Fund.

Retail_0923

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VIRTUAL MEETING
at the following Website:
https://meetnow.global/MX9AUM2
on November 9 at 10:00 a.m.
Eastern Time
FUNDS / PORTFOLIOS    FUNDS / PORTFOLIOS FUNDS/ PORTFOLIOS
BATS: Series A Portfolio    BATS: Series C Portfolio BATS: Series E Portfolio
BATS: Series M Portfolio    BATS: Series P Portfolio BATS: Series S Portfolio
BATS: Series V Portfolio    BlackRock Core Bond Portfolio BlackRock Floating Rate Income Portfolio BlackRock Global Long/Short Credit Fund    BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio BlackRock Impact Mortgage Fund    BlackRock Income Fund BlackRock Inflation Protected Bond Portfolio BlackRock Low Duration Bond Portfolio    BlackRock Strategic Income Opportunities Portfolio BlackRock Sustainable Adv CoreAlpha Bond Fund
PROXY CARD     BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
The undersigned shareholder of the Fund(s) listed above (each, a “Fund” and collectively, the “Funds”), hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the above named Fund(s) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BLK_33511_091423
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, "FOR" EACH OF THE APPLICABLE BOARD NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

1. **To elect four Board Nominees to the board of directors/trustees of the Funds.**
To withhold authority to vote for any individual nominee(s) mark the box "For All Except" and write the nominee number on the line provided.

01. Lorenzo A. Flores 02. Stayce D. Harris 03. J. Phillip Holloman 04. Arthur P. Steinmetz

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BATS: Series A Portfolio	☐	☐	☐ ______	02 BATS: Series C Portfolio	☐	☐	☐ ______
03 BATS: Series E Portfolio	☐	☐	☐ ______	04 BATS: Series M Portfolio	☐	☐	☐ ______
05 BATS: Series P Portfolio	☐	☐	☐ ______	06 BATS: Series S Portfolio	☐	☐	☐ ______
07 BATS: Series V Portfolio	☐	☐	☐ ______	08 BlackRock Core Bond Portfolio	☐	☐	☐ ______
09 BlackRock Floating Rate Income Portfolio	☐	☐	☐ ______	10 BlackRock Global Long/Short Credit Fund	☐	☐	☐ ______
11 BlackRock GNMA Portfolio	☐	☐	☐ ______	12 BlackRock High Yield Bond Portfolio	☐	☐	☐ ______
13 BlackRock Impact Mortgage Fund	☐	☐	☐ ______	14 BlackRock Income Fund	☐	☐	☐ ______
15 BlackRock Inflation Protected Bond Portfolio	☐	☐	☐ ______	16 BlackRock Low Duration Bond Portfolio	☐	☐	☐ ______
17 BlackRock Strategic Income Opportunities Portfolio	☐	☐	☐ ______	18 BlackRock Sustainable Adv CoreAlpha Bond Fund	☐	☐	☐ ______

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BLK 33511 xxxxxxxx

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VIRTUAL MEETING
at the following Website:
https://meetnow.global/MX9AUM2
on November 9 at 10:00 a.m.
Eastern Time
FUNDS / PORTFOLIOS    FUNDS / PORTFOLIOS FUNDS/ PORTFOLIOS
BlackRock Sustainable Em Mrkts Flex Bond Fund    BlackRock Sustainable Em Markets Bond Fund BlackRock Sustainable High Yield Bond Fund
BlackRock Sustainable Low Duration Bond Fund    BlackRock Systematic Multi-Strategy Fund BlackRock U.S. Mortgage Portfolio
DO NOT TEAR
PROXY CARD     BLACKROCK FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
The undersigned shareholder of the Fund(s) listed above (each, a “Fund” and collectively, the “Funds”), hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the above named Fund(s) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BLK_33511_091423
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, "FOR" EACH OF THE APPLICABLE BOARD NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. **To elect four Board Nominees to the board of directors/trustees of the Funds.**
   To withhold authority to vote for any individual nominee(s) mark the box "For All Except" and write the nominee number on the line provided.

01. Lorenzo A. Flores 02. Stayce D. Harris 03. J. Phillip Holloman 04. Arthur P. Steinmetz

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock Sustainable Em Mrkts Flex Bond Fund	☐	☐	☐ ______		02 BlackRock Sustainable Em Markets Bond Fund	☐	☐	☐ ______
03 BlackRock Sustainable High Yield Bond Fund	☐	☐	☐ ______		04 BlackRock Sustainable Low Duration Bond Fund	☐	☐	☐ ______
05 BlackRock Systematic Multi-Strategy Fund	☐	☐	☐ ______		06 BlackRock U.S. Mortgage Portfolio	☐	☐	☐ ______

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023.
The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BLK 33511 xxxxxxxx

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope
VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 10:00 a.m.
Eastern Time
FUND
BlackRock Sustainable Total Return Fund
DO NOT TEAR
PROXY CARD     BLACKROCK FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BST_33511_090523
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect four Board Nominees to the board of directors of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX BST 33511 XXXXXXXX

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VIRTUAL MEETING
at the following Website:
https://meetnow.global/MX9AUM2
on November 9 at 10:00 a.m.
Eastern Time
FUND
BlackRock Total Return Fund
DO NOT TEAR
PROXY CARD     BLACKROCK FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSALS.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BTR_33511_091423
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals

1. **To elect four Board Nominees to the board of directors of the Fund.**

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

2. **To provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., and BlackRock Advantage CoreAlpha Bond Fund, a series of BlackRock Funds VI, to vote for the election of four Board Nominees to the board of directors of Master Bond LLC and the board of trustees of Master Investment Portfolio II, respectively.**

To withhold authority to vote for any individual nominee(s) mark the box "For All Except" and write the nominee number on the line provided.

01. Lorenzo A. Flores 02. Stayce D. Harris 03. J. Phillip Holloman 04. Arthur P. Steinmetz

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
BlackRock Total Return Fund	☐	☐	☐ ________

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX BTR 33511 XXXXXXXX

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope
VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 10:00 a.m.
Eastern Time
FUND
BlackRock California Municipal Opportunities Fund
DO NOT TEAR
PROXY CARD     BLACKROCK FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BCM_33511_090523
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

1. To elect four Board Nominees to the board of trustees of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX BCM 33511 XXXXXXXX

BlackRock ETF Trust II
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VIRTUAL MEETING
at the following Website:
https://meetnow.global/MX9AUM2
on November 9 at 10:00 a.m. Eastern Time
To participate in the Virtual Meeting,
enter the 14-digit control number
from the shaded box on this card.
FUNDS    FUNDS FUNDS
BlackRock AAA CLO ETF    BlackRock Flexible Income ETF BlackRock Floating Rate Loan ETF
BlackRock High Yield Muni Income Bond ETF    BlackRock Intermediate Muni Income Bond ETF BlackRock Short-Term California Muni Bond ETF
iShares Large Cap Deep Buffer ETF    iShares Large Cap Moderate Buffer ETF
Please detach at perforation before mailing.
PROXY CARD      BLACKROCK ETF TRUST II
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned shareholder of the Fund(s) listed above (each, a “Fund” and collectively, the “Funds”), hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the above named Fund(s) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL.
VOTE VIA THE INTERNET: www.proxy-direct.com
BLK_33512_090523
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023.
The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33511**

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, "FOR" EACH OF THE APPLICABLE BOARD NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect four Board Nominees to the board of trustees of the Funds.
To withhold authority to vote for any individual nominee(s) mark the box "For All Except" and write the nominee number on the line provided.

01. Lorenzo A. Flores 02. Stayce D. Harris 03. J. Phillip Holloman 04. Arthur P. Steinmetz

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	
01 BlackRock AAA CLO ETF	☐	☐	☐	______	02 BlackRock Flexible Income ETF	☐	☐	☐	______
03 BlackRock Floating Rate Loan ETF	☐	☐	☐	______	04 BlackRock High Yield Muni Income Bond ETF	☐	☐	☐	______
05 BlackRock Intermediate Muni Income Bond ETF	☐	☐	☐	______	06 BlackRock Short-Term California Muni Bond ETF	☐	☐	☐	______
07 iShares Large Cap Deep Buffer ETF	☐	☐	☐	______	08 iShares Large Cap Moderate Buffer ETF	☐	☐	☐	______

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BLK1 33512 xxxxxxxx

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VIRTUAL MEETING
at the following Website:
https://meetnow.global/MX9AUM2
on November 9 at 10:00 a.m.
Eastern Time
FUND
BlackRock New Jersey Municipal Bond Fund
DO NOT TEAR
PROXY CARD     BLACKROCK FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BNJ_33511_090523
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect four Board Nominees to the board of trustees of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BNJ 33511 xxxxxxxx

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VIRTUAL MEETING
at the following Website:
https://meetnow.global/MX9AUM2
on November 9 at 10:00 a.m.
Eastern Time
FUND
BlackRock New York Municipal Opportunities Fund
PROXY CARD     BLACKROCK FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BNY_33511_090523
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect four Board Nominees to the board of trustees of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023.
The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BNY 33511 xxxxxxxx

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VIRTUAL MEETING
at the following Website:
https://meetnow.global/MX9AUM2
on November 9 at 10:00 a.m.
Eastern Time
FUND
BlackRock Pennsylvania Municipal Bond Fund
DO NOT TEAR
PROXY CARD     BLACKROCK FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BPM_33511_090523
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

1. To elect four Board Nominees to the board of trustees of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023.
The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BPM 33511 xxxxxxxx

EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day BlackRock Funds PO Box 43131 Providence, RI 02940-3131 VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 10:00 a.m. Eastern Time FUND BlackRock High Yield Municipal Fund PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BHM_33511_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A **Proposal**

1. To elect four Board Nominees to the board of directors of the Fund.

☐ To vote all Nominees **FOR** ☐ To vote all Nominees **AGAINST** ☐ To vote all Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023.
The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33511

B **Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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xxxxxxxxxxxxxx BHM 33511 xxxxxxxx

VOTE ON THE INTERNET EASY VOTING OPTIONS: Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day EASY VOTING OPTIONS: BlackRock Funds PO Box 43131 Providence, RI 02940-3131 VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 10:00 a.m. Eastern Time FUND BlackRock Impact Municipal Fund PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BIM_33511_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal

1. To elect four Board Nominees to the board of directors of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023.
The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX BIM 33511 XXXXXXXX

BlackRock Funds PO Box 43131 EASY VOTING OPTIONS: Providence, RI 02940-3131 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 10:00 a.m. Eastern Time FUND BlackRock National Municipal Fund PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BNM_33511_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect four Board Nominees to the board of directors of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx BNM 33511 xxxxxxxx

EASY VOTING OPTIONS: BlackRock Funds PO Box 43131 Providence, RI 02940-3131 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 10:00 a.m. Eastern Time FUND BlackRock Short-Term Municipal Fund PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BSM_33511_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect four Board Nominees to the board of directors of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX BSM 33511 XXXXXXXX

EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day BlackRock Funds PO Box 43131 Providence, RI 02940-3131 VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 10:00 a.m. Eastern Time FUND BlackRock Strategic Municipal Opportunities Fund PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BMO_33511_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect four Board Nominees to the board of trustees of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX BMO 33511 XXXXXXXX

EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day BlackRock Funds PO Box 43131 Providence, RI 02940-3131 VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MX9AUM2 on November 9 at 10:00 a.m. Eastern Time FUND BlackRock Strategic Global Bond Fund, Inc. PROXY CARD BLACKROCK FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSAL. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BSG_33511_090523 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect four Board Nominees to the board of directors of the Fund.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX BSG 33511 XXXXXXXX

BlackRock Funds
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VIRTUAL MEETING
at the following Website:
https://meetnow.global/MX9AUM2
on November 9 at 10:00 a.m.
Eastern Time
FUND
BlackRock Advantage CoreAlpha Bond Fund
DO NOT TEAR
PROXY CARD     BLACKROCK FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the Fund listed above, hereby appoints Janey Ahn, Jay M. Fife and Paul Mickle, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated, all of the shares of the Fund listed above that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Funds to be held virtually at the following website: https://meetnow.global/MX9AUM2, on November 9, 2023 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. To participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH SUCH PROPOSALS.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BAC_33511_091423
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
xxxxxxxxxxxxxx                code

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS "FOR" EACH BOARD NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals

1. To elect four Board Nominees to the board of directors of the Fund.

To withhold authority to vote for any individual nominee(s) mark the box "For All Except" and write the nominee number on the line provided.

01. Lorenzo A. Flores 02. Stayce D. Harris 03. J. Phillip Holloman 04. Arthur P. Steinmetz

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
BlackRock Advantage CoreAlpha Bond Fund	☐	☐	☐ ______

2. To provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., and BlackRock Advantage CoreAlpha Bond Fund, a series of BlackRock Funds VI, to vote for the election of four Board Nominees to the board of directors of Master Bond LLC and the board of trustees of Master Investment Portfolio II, respectively.

☐ To vote **all** Nominees **FOR** ☐ To vote **all** Nominees **AGAINST** ☐ To vote **all** Nominees **ABSTAIN** or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Lorenzo A. Flores	☐	☐	☐	02 Stayce D. Harris	☐	☐	☐
03 J. Phillip Holloman	☐	☐	☐	04 Arthur P. Steinmetz	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on November 9, 2023. The Notice of Joint Special Meeting and the Joint Proxy Statement for the Meeting are available at: https://www.proxy-direct.com/blk-33511

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX BAC 33511 XXXXXXXX

BlackRock Funds PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of the BlackRock Funds to Be Held on November 9, 2023. Joint Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions. The Joint Special Meeting of Shareholders of the BlackRock Funds will be held virtually on November 9, 2023 at 10:00 a.m. (Eastern Time) at the following website: https://meetnow.global/MX9AUM2. To participate in the Joint Special Meeting, enter the 14-digit control number from the shaded box on this Notice. As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Joint Special Meeting. This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares. The Proxy Materials, which include the Joint Proxy Statement, Notice of Joint Special Meeting and the Form of Proxy Card, are available at: https://www.proxy-direct.com/blk-33511 If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than October 30, 2023, to facilitate timely delivery. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the internet and go to: https://www.proxy-direct.com/blk-33511 On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on the secure website. TELEPHONE REQUESTS—CALL 1-877-816-5331 Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages. E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the Annual Meeting and/or to set future delivery preferences. - Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address. PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN OCTOBER 30, 2023, TO FACILITATE TIMELY DELIVERY. BLK_33511_NA_091123

FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS
BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio
BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio
BATS: Series V Portfolio	BlackRock Advantage CoreAlpha Bond Fund	BlackRock California Municipal Opportunities Fund
BlackRock Core Bond Portfolio	BlackRock Floating Rate Income Portfolio	BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio	BlackRock High Yield Bond Portfolio	BlackRock High Yield Municipal Fund
BlackRock Impact Municipal Fund	BlackRock Impact Mortgage Fund	BlackRock Income Fund
BlackRock Inflation Protected Bond Portfolio		

The Joint Special Meeting is being held to consider and vote on the following proposals:

THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, "FOR" EACH OF THE BOARD NOMINEES.

1. **To elect four Board Nominees to the board of directors/trustees of the Funds.**
2. **To provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., and BlackRock Advantage CoreAlpha Bond Fund, a series of BlackRock Funds VI, to vote for the election of four Board Nominees to the board of directors of Master Bond LLC and the board of trustees of Master Investment Portfolio II, respectively.**

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

The Funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission ("SEC") in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials online, or request a full set of printed materials for this shareholder meeting and all future shareholder meetings, or you can make that choice on a case-by-case basis.

How do I access the materials, set my preference for future shareholder meeting materials, and record my vote?

On the front side of this Notice are easy-to-follow instructions on how to access proxy materials electronically or request a full set of printed materials.

When you are ready to vote, electronic voting is available by Internet or Touch-Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch-Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via U.S. Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

You can set your delivery preferences for future shareholder meetings by recording your vote electronically and following the instructions on the confirmation screen.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

BLK_33511_NA_091123

If I request printed proxy materials, how long will it take for me to receive them? The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request. BLK_33511_NA_091123 BlackRock Funds PO Box 43131 Providence, RI 02940-3131 IMPORTANT PROXY INFORMATION Your Vote Counts! PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. Joint Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of the BlackRock Funds to Be Held on November 9, 2023. The Joint Special Meeting of Shareholders of the BlackRock Funds will be held virtually on November 9, 2023 at 10:00 a.m. (Eastern Time) at the following website: https://meetnow.global/MX9AUM2. To participate in the Joint Special Meeting, enter the 14-digit control number from the shaded box on this Notice. As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Joint Special Meeting. This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares. The Proxy Materials, which include the Joint Proxy Statement, Notice of Joint Special Meeting and the Form of Proxy Card, are available at: https://www.proxy-direct.com/blk-33511 If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than October 30, 2023, to facilitate timely delivery. ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS. ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS EASY ONLINE ACCESS – REQUEST BY INTERNET Log on to the internet and go to: https://www.proxy-direct.com/blk-33511 On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on the secure website. TELEPHONE REQUESTS—CALL 1-877-816-5331 Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages. E-MAIL REQUEST AT: proxymaterials@computershare.com: Email us to request Proxy Materials for the Annual Meeting and/or to set future delivery preferences. - Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials. - If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address. BLK_33511_NA_091123

FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS
BlackRock Low Duration Bond Portfolio	BlackRock National Municipal Fund	BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Opportunities Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Strategic Global Bond Fund, Inc.	BlackRock Strategic Income Opportunities Portfolio	BlackRock Strategic Municipal Opportunities Fund
BlackRock Sustainable Adv CoreAlpha Bond Fund	BlackRock Sustainable Em Mrkts Flex Bond Fund	BlackRock Sustainable Em Markets Bond Fund
BlackRock Sustainable High Yield Bond Fund	BlackRock Sustainable Low Duration Bond Fund	BlackRock Sustainable Total Return Fund
BlackRock Systematic Multi-Strategy Fund	BlackRock Total Return Fund	BlackRock U.S. Mortgage Portfolio

The Joint Special Meeting is being held to consider and vote on the following proposals:

THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, "FOR" EACH OF THE BOARD NOMINEES.

1. **To elect four Board Nominees to the board of directors/trustees of the Funds.**
2. **To provide voting instructions to BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc., and BlackRock Advantage CoreAlpha Bond Fund, a series of BlackRock Funds VI, to vote for the election of four Board Nominees to the board of directors of Master Bond LLC and the board of trustees of Master Investment Portfolio II, respectively.**

   To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

The Funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission ("SEC") in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials online, or request a full set of printed materials for this shareholder meeting and all future shareholder meetings, or you can make that choice on a case-by-case basis.

How do I access the materials, set my preference for future shareholder meeting materials, and record my vote?
On the front side of this Notice are easy-to-follow instructions on how to access proxy materials electronically or request a full set of printed materials.

When you are ready to vote, electronic voting is available by Internet or Touch-Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch-Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via U.S. Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.
You can set your delivery preferences for future shareholder meetings by recording your vote electronically and following the instructions on the confirmation screen.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

BLK_33511_NA_091123